NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2002, as Supplemented May 21, 2002

        The Balanced Portfolio, Fasciano Portfolio, Focus Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Limited Maturity Bond Portfolio, Regency Portfolio, Liquid Asset Portfolio, Mid-Cap Growth Portfolio, Partners Portfolio and Socially Responsive Portfolio (each a "Portfolio") of Neuberger Berman Advisers Management Trust ("Trust") offer shares pursuant to a Prospectus dated May 1, 2002.

        The Portfolios' Prospectus provides the basic information that an investor should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the Trust at 1-800-877-9700.

        This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

        No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Portfolio or its distributor. The Prospectus and this SAI do not constitute an offering by a Portfolio or its distributor in any jurisdiction in which such offering may not lawfully be made.

        The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Portfolios named in this SAI are either service marks or registered trademarks of NB Management. ©2002 Neuberger Berman Management Inc.

TABLE OF CONTENTS
INVESTMENT INFORMATION	4
Investment Policies and Limitations	4
Temporary Defensive Positions	8
Rating Agencies	8
Investment Insight	8
A Disciplined Investment Style	10
Additional Investment Information	26
PERFORMANCE INFORMATION	62
TRUSTEES AND OFFICERS	65
Information about the Board of Trustees	66
Information about the Officers of the Trust	70
The Board of Trustees	71
Ownership of Securities	74
Independent Trustees Ownership of Securities	75
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	75
INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION SERVICES	77
Management and Administration Fees	78
Expense Limitations	80
Management and Control of NB Management and Neuberger Berman	81
Sub-Adviser	82
Investment Companies Advised	84
DISTRIBUTION ARRANGEMENTS	85
Distributor	85
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	87
Suspension of Redemptions	88
Redemptions in Kind	89
DIVIDENDS AND OTHER DISTRIBUTIONS	89
ADDITIONAL TAX INFORMATION	89
Taxation of Each Portfolio	90
PORTFOLIO TRANSACTIONS	95
CODE OF ETHICS	101
PORTFOLIO TURNOVER	102
REPORTS TO SHAREHOLDERS	102
INFORMATION REGARDING ORGANIZATION, CAPITALIZATION, AND OTHER MATTERS	102
CUSTODIAN AND TRANSFER AGENT	103
INDEPENDENT AUDITORS	103
LEGAL COUNSEL	103
REGISTRATION STATEMENT	103
FINANCIAL STATEMENTS	104
APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1
APPENDIX B: NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	B-1

INVESTMENT INFORMATION

        Each Portfolio is a separate series of the Trust, a Delaware business trust registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company and organized on May 23, 1994. Each Portfolio seeks its investment objective by investing in accordance with its investment objective and policies. The Portfolios are managed by NB Management.

        Prior to May 1, 2000, the Portfolios invested through a two-tier master/feeder structure. Rather than investing directly in securities, each Portfolio invested all of its assets in another fund that served as a corresponding "master series." All of the master series were separate series of an investment company named Advisers Managers Trust. The master series, in turn, invested in portfolio securities. Effective May 1, 2000, the Portfolios converted to a conventional one-tier structure. Each Portfolio redeemed its investment in its corresponding master series in return for delivery of the series' portfolio securities, at current net asset value, subject to the liabilities of the master series. Accordingly, each Portfolio received the investment securities of its corresponding master series and will continue to hold portfolio securities directly.

        The following information supplements the discussion in the Prospectus of the investment objective, policies and limitations of each Portfolio. Unless otherwise specified, those investment objectives, policies and limitations are not fundamental and may be changed by the trustees of the Trust ("Trustees") without shareholder approval. The fundamental investment objectives, policies and limitations of a Portfolio may not be changed without the approval of the lesser of: (1) 67% of the total units of beneficial interest ("shares") of the Portfolio represented at a meeting at which more than 50% of the outstanding Portfolio shares are represented; or (2) a majority of the outstanding shares of the Portfolio. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations

        Each Portfolio has its own fundamental and non-fundamental investment policies and limitations, as discussed below.

        For purposes of the investment limitation on concentration in a particular industry, NB Management determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Portfolio's quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the quality restrictions of a Portfolio without credit support, the Portfolio treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. The Liquid Asset Portfolio determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act. Also for purposes of the investment limitation on concentration in a particular industry, both mortgage-backed and asset-backed securities are grouped together as a single industry and certificates of deposit ("CD") are interpreted to include similar types of time deposits.

        Except for the limitation on borrowing and, with respect to Limited Maturity Bond Portfolio and Liquid Asset Portfolio, the limitation on illiquid securities, any maximum percentage of securities or assets contained in any investment policy or limitation will not be considered to be exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio. If events subsequent to a transaction result in a Portfolio exceeding the percentage limitation on borrowing, as applicable, or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

        The Portfolios' fundamental investment policies and limitations are as follows:

    Borrowing. Each Portfolio may not borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment (except for International Portfolio which may borrow for leveraging or investment) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

    Commodities. Each Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

        For purposes of the limitations on commodities, the Portfolios do not consider foreign currencies or forward contracts to be physical commodities.

    Diversification. Each Portfolio (except for Focus Portfolio) may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. Focus Portfolio is non-diversified under the 1940 Act.

    Industry Concentration. Each Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or (ii) investments by all Portfolios (except Partners Portfolio and International Portfolio) in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks.

    Lending. Each Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, or (ii) by engaging in repurchase agreements.

    Real Estate. Each Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

    Senior Securities. Each Portfolio may not issue senior securities, except as permitted under the 1940 Act.

    Underwriting. Each Portfolio may not underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

    Investment through a Master/Feeder Structure. Notwithstanding any other investment policy, each Portfolio may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Portfolio. Currently, the Portfolios do not utilize this policy. Rather, each Portfolio invests directly in securities.

        The following non-fundamental investment policies and limitations apply to all Portfolios unless otherwise indicated.

    Borrowing. (All Portfolios except International Portfolio). Each Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

    Lending. Except for the purchase of debt securities and engaging in repurchase agreements, each Portfolio may not make any loans other than securities loans.

    Margin Transactions. Each Portfolio may not purchase securities on margin from brokers or other lenders except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. For all Portfolios (except Liquid Asset Portfolio) margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

    Illiquid Securities. Each Portfolio may not purchase any security if, as a result, more than 15% (10% in the case of Liquid Asset Portfolio) of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

    Investments in Any One Issuer. (International and Focus Portfolios). At the close of each quarter of the Portfolio's taxable year, (i) no more than 25% of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of its total assets will be invested in the securities of a single issuer. These limitations do not apply to U.S. government securities, as defined for tax purposes, or securities of another regulated investment company.

        (Liquid Asset Portfolio). The Portfolio may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7 under the 1940 Act) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

    Foreign Securities. (Guardian, Partners, and Socially Responsive Portfolios). These Portfolios may not invest more than 10% of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

    Pledging. (Guardian Portfolio). The Portfolio may not pledge or hypothecate any of its assets, except that the Portfolio may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Portfolio to a mutual insurance company of which the Portfolio is a member.

        The other Portfolios are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

    Social Policy. (Socially Responsive Portfolio). The Portfolio may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling or weapons, or that are involved in nuclear power.

    Debt Securities. (Limited Maturity Bond Portfolio). The Portfolio shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in bonds and other debt securities. The Portfolio will not alter this policy without providing at least 60 days' prior notice to shareholders.

    Mid-Cap Companies. (Mid-Cap Growth Portfolio). The Portfolio shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in common stocks of mid capitalization companies. The Portfolio will not alter this policy without providing at least 60 days' prior notice to shareholders.

        In addition to the preceding non-fundamental investment policies and limitations, Liquid Asset Portfolio has adopted procedures pursuant to Rule 2a-7 under the 1940 Act which impose certain restrictions and limitations on the Portfolio's investments.

Temporary Defensive Positions

        For temporary defensive purposes, each Portfolio (except Socially Responsive and International Portfolios) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds (except for Liquid Asset Portfolio) and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. Limited Maturity Bond, Balanced (debt securities portion) and Liquid Asset Portfolios may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which Limited Maturity Bond and Balanced (debt portion) Portfolios normally invests.

        Any part of Socially Responsive Portfolio's assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when NB Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses. Generally, the foregoing temporary investments for Socially Responsive Portfolio are selected with a concern for the social impact of each investment.

        For temporary defensive purposes, International Portfolio may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. International Portfolio may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

Rating Agencies

        Each Portfolio may purchase securities rated by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI. The Portfolios may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Portfolios may permissibly invest.

Investment Insight

        Limited Maturity Bond, Balanced (debt securities portion) and Liquid Asset Portfolio are designed with varying degrees of risk and return based on the duration and/or maturity of each Portfolio. Duration measures a bond's exposure to interest rate risk. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. In general, the longer you extend a bond's duration, the greater its potential return and exposure to interest rate fluctuations.

        For example, Liquid Asset Portfolio is a money market fund with average portfolio maturity of up to 90 days. Limited Maturity Bond and Balanced (debt securities portion) Portfolios seek a higher income but can experience more price fluctuation. Their portfolio of bonds has a maximum average duration of four years. A more detailed discussion of each Portfolio follows. In all cases, these Portfolios pursue attractive current income with varying levels of risk to principal and differ according to their investment guidelines. These guidelines include maturity or duration, type of bonds, and the credit quality of these bonds.

Fasciano Portfolio

        Investment Program

        As a small-cap core fund, the Portfolio invests in both value and growth stocks.

        In advertisements, the Portfolio's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the portfolio manager uncovers stocks that he perceives to fit the Portfolio's investment parameters. These discussions may include references to current or former holdings of the Portfolio.

Bring Balance to Your Small-Cap Investing: Fasciano Portfolio
Seeking Balance through Small-Cap Blend

Fasciano Portfolio seeks to invest in small, undervalued but growing companies, patiently holding them long term until they blossom. To find these stocks, the fund's portfolio manager, Michael Fasciano, looks for small companies that exhibit a blend of growth and value characteristics-high earnings growth potential, but trading at reasonable prices relative to their growth. He also looks for catalysts that he expects will improve a company's fundamentals and its stock price, such as a positive management change or a new product.

Fasciano Portfolio investors can expect:

A balanced approach to small-cap investing
An emphasis on companies with staying power
Hands-on research

        The Portfolio's blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics. It also provides a core small-cap foundation for adding other asset classes and investment styles, and may complement more aggressive investments within a diversified portfolio.

        QUOTE: "I practice small-cap investing for the 'faint of heart.' By investing for the long term in rapidly-growing companies with reasonable stock prices, I intend to balance the considerable rewards of small-caps with their higher risks."

        --Michael Fasciano, Portfolio Manager, Fasciano Portfolio

A Disciplined Investment Style

        Fasciano attributes his investment success to a highly disciplined stock selection technique. He focuses on smaller companies with market capitalizations of less than $1.5 billion. From this pool, he searches for reasonably priced stocks that he believes can increase earnings by 15% to 25% annually over the next three to five years. Fasciano believes that in the long run, consistently investing in stocks with a combination of growth and value characteristics can provide very good returns.

        Fasciano seeks companies with established franchises and long product cycles that will help sustain growth and maintain profit margins. His disciplined approach includes a six-point stock-picking approach that emphasizes: low debt, strong cash flow, consistent profitability, significant inside ownership, high annual earnings growth, and reasonable valuations.

Small Companies, Small Plane, but Big Potential: Hands-on Research

        A small-cap blend strategy requires extensive, in-depth research. Fasciano believes in taking a hands-on approach to the challenge. Several times a week, he pilots his own airplane to visit with the management of small companies around the country. His top priority is to determine the business climate for the company, but he also digs for information that indicates strong or improving long-term trends.

Risk Management

        Small-caps' high potential rewards do not come without certain risks. Small companies may display higher levels of volatility and less liquidity than larger-sized companies. To help manage these risks, Fasciano concentrates on careful portfolio construction, building the portfolio from the bottom up, stock by stock. He typically diversifies assets across 60 to 80 individual stocks in a variety of industries, making a special effort to avoid highly volatile businesses.

        A strong sell discipline is an important aspect of risk management. That's why Fasciano carefully reviews stocks that have hit his target price. Stocks also become candidates for sale if a company management fails to execute its growth strategy or if revenue/earnings fall below expectations for an extended period.

Investment Process Summary
Stock Universe	Selection Criteria	Diversified Portfolio
Small-cap Blend	Six-step approach	60-80 Stocks
Meet the Manager Michael Fasciano, CFA:	Portfolio Manager, Fasciano Portfolio

        Michael Fasciano, Fasciano Portfolio Manager, joined the firm in March 2001 when Neuberger Berman acquired the Fasciano Company, advisor to Fasciano Fund, a small-cap blend mutual fund. Fasciano, a highly respected Chicago-based money manager, launched his Fund in November 1988.

        A native of Queens, New York, Fasciano earned a B.S. and a MBA from the University of Wisconsin. He began his career as a securities broker in Milwaukee and in 1983 moved to Chicago, where he worked as an analyst for BCS Financial Corp., before starting his own investment firm. Fasciano is a member of the Investment Analysts Society of Chicago and holds the distinction of Chartered Financial Analyst. In his free time, Fasciano enjoys reading, golfing and piloting his plane.

Thinking Small Can Lead to Big Opportunities

        Throughout history, small companies with entrepreneurial spirit and innovative ideas have reshaped the world. Today's corporate giants like Microsoft, Wal-Mart, IBM and Coca-Cola began with a simple idea or a unique product and turned it into a great enterprise. Not every small company will grow to the sky, but the good ones can turn in year after year of steady growth. Well-managed small companies tend to be close to their customers. They're often more agile than huge corporations and can adapt to a changing business environment. And, because they're less well known than larger companies, these hidden gems may fall below Wall Street's radar.

        As with any investment that has the potential for high rewards, there are inherent risks associated with small-cap investing. Many small firms lack financial resources, which makes them vulnerable. Some fall prey to over-ambitious growth plans. But we believe that in-depth research can identify the strongest candidates. Fasciano Portfolio aims to find small companies with staying power.

        Chart Caption: Adding Small-Caps May Strengthen Returns

        Portfolios that include small-cap exposure offer the potential for increased long-term growth.

  Source: Ibbotson Associates and Lehman Brothers1 Note: The hypothetical portfolios were rebalanced annually. The chart above is for illustration purposes only and not intended to show the performance of any Portfolio.

  -------------------------
  1    The Lehman Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. Large-cap stocks are defined as the S&P 500 Index, a market-value weighted index of 500 blue-chip stocks; it is considered to be a benchmark of the overall stock market. Small-cap stocks are defined as a portfolio of stocks represented by the fifth capitalization quintile of stocks on the New York Stock Exchange (NYSE) for 1976-1981 and the performance of the Dimensional Fund Advisors (DFA) Small Company Fund thereafter. The fund is a market value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange (AMEX) and the over-the-counter market (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile.

  Why Invest in Small-Cap Blend?

          Whether you're saving for a child's education, your own retirement, or another long-term goal, a small-cap blend fund may help you reach your target. The Fasciano Portfolio's approach to small-cap blend:

  3 Seeks lower risk by diversifying across companies and industries with growth and value characteristics
  3 Maintains a consistent style; doesn't attempt to ride growth or value cycles
  3 Provides a core small-cap foundation to which you can add other asset classes and investment styles
  3 Complements more aggressive investments within your portfolio

  Upside Potential With Downside Protection

  Fasciano Portfolio's strategy has proven its worth, especially during unkind markets.
  Of course, past performance is no guarantee of future results.
Yearly Returns
	Fasciano[1]	Russell 2000[2]
1989	22.45%	16.26%
1990	-1.18%	-19.48%
1991	35.08%	46.04%
1992	7.67%	18.41%
1993	8.08%	18.88%
1994	3.68%	-1.82%
1995	31.12%	28.45%
1996	26.54%	16.49%
1997	21.51%	22.36%
1998	7.19%	-2.55%
1999	6.16%	21.26%
2000	1.70%	-3.02%
2001	4.46%	2.49%

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1        The Portfolio has an investment objective, policies, limitations, and strategies substantially similar to those of, and the same portfolio manager as, the Neuberger Berman Fasciano Fund. The information presented above is for the Neuberger Berman Fasciano Fund (and its predecessor investment company the Fasciano Fund, Inc.) (collectively, the "Fasciano Fund") and not the Fasciano Portfolio, which holds investments which are separate and distinct from the Fasciano Fund. 4.46%, 8.00%, and 11.39% were the average annual total returns for the 1-, 5- and 10- year periods ended 12/31/01. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. This performance information does not reflect insurance product expenses or distribution fees. If such fees and expenses were included, the performance of the Portfolio would be lower.

        Note: 1989 was the first full year of operation for the Fasciano Fund.

        Note: At the close of business on March 23, 2001, Neuberger Berman Fasciano Fund acquired all of the assets and assumed all the liabilities of Fasciano Fund, Inc. Performance information prior to March 24, 2001 is that of the Fasciano Fund, Inc.

2        The Russell 2000 Index is an unmanaged index of U.S. Small-Cap Stocks.

        Growth Stocks. Value Stocks. Can't decide? Try Small-Cap Blend

        Many small-cap mutual funds look for stocks based on a style of investing: either growth or value. Growth funds generally look for stocks among the economy's fastest growing sectors, which have recently included technology and biotechnology. They are willing to pay higher prices for stocks with high growth potential. On the other hand, value funds like to shop for a good bargain. They too want to find growing companies, but seek less expensive entry points, usually among the stocks of companies in out-of-favor industries, or those suffering from short-term earnings concerns.

        Can't decide which style is right for you? Now there's no need to choose. Fasciano Portfolio targets the "sweet spot" between small-cap growth and small-cap value investing. This small-cap blend fund helps you balance the higher risks of investing in fast-growing companies with a more conservative style of hunting for bargain-priced stocks, by maintaining characteristics of both growth and value investing.

        Deciding between small-cap growth and value just got easier. Fasciano Portfolio

        The Portfolio may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines of a given period. Although the Portfolio primarily will invest in companies on a long-term basis, from time to time, the Portfolio may invest on a short-term basis or may sell within a few months securities that it originally had intended to be a long-term investment if the security no loner meets the quality or valuation requirements of the Portfolio. The Portfolio generally will seek to be fully invested in common stocks. However, at times, the manager may invest a large portion of the Portfolio's assets in cash if the manager is unable to locate and invest in a sufficient number of companies that meet the Fund's quality and valuation requirements.

        Focus Portfolio

        Investment Program

        The Portfolio seeks long-term growth of capital and invests principally in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Portfolio normally makes at least 90% or more of its investments in not more than six sectors it identifies as undervalued. The Portfolio may invest significantly in fewer than six sectors.

        Emphasis on quality, undervalued companies of all market capitalizations

        The portfolio manager selects companies with solid fundamentals that he considers undervalued by the marketplace. Specifically, he looks for industry leaders with above-average earnings, established market niches, and sound future business prospects. He believes these types of organizations come in all sizes; therefore, he does not limit his selections to any particular capitalization range.

        A concentrated Portfolio

        In addition to his value bias, the portfolio manager concentrates his efforts on no more than six out of 13 possible economic sectors. Although the Portfolio is built one stock at a time, he has found that the conditions leading to an individual stock being undervalued similarly affect other companies in the same industries or sectors. Thus, an emphasis on relatively few sectors is a natural outgrowth of the Portfolio's stock selection process. The portfolio manager will not invest more than 25% of total assets in companies having their principal business activity in the same industry.

        To the extent the Portfolio invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The principal risks affecting each sector are discussed in the Prospectus.

    Bottom-up, value-oriented stock selection process

        The portfolio manager's bottom-up approach focuses on stocks that are currently out of favor due to temporary setbacks. He also likes stocks that have been largely ignored by Wall Street, but that he believes still offer good long-term growth potential. He prefers to buy companies that are industry leaders, not those that he believes are undervalued for good reasons such as poor management or limited growth prospects. Ideal investment candidates are financially sound companies that have little or no debt and exhibit high returns on equity.

        Thorough research effort

        The portfolio manager believes it's the management teams that drive companies and how they react to changes in their respective industries. As he explains, "The only way to come to those conclusions is to meet with the people behind the stocks we like." Furthermore, he does not rely on a company's initial merits after its stock has been purchased. Instead, he prefers to revisit its fundamentals regularly and then, as a reality check, look back at the company's performance to see if it's consistently delivering.

        Investment Process

        Qualitative Analysis

    Meeting with Company Executives One-on-One
    Monitor Exposure to Economic Conditions
    Interest Rate Changes
    Sector Analysis
    Stock Universe
    Quantitative Analysis

        Focus Investors Can Expect:
    Emphasis on quality, undervalued companies of all market capitalizations
    A targeted investment approach
    Bottom-up, value-oriented stock selection process
    Thorough research efforts

Investment Insight

        The investment approach for the Focus Portfolio involves looking for companies that have low price-to-earnings ratios, solid balance sheets, and strong management. The portfolio manager often finds that these companies are concentrated in certain sectors of the economy, which prompts him to look further within these sectors for other companies that meet his criteria.

Growth, Mid-Cap Growth, and Balanced (equity securities portion) Portfolios

        Investment Program

        Invests in common stock of mid-capitalization companies that are in new or rapidly evolving industries. Seeks growth of capital by investing in companies with financial strength, above-average growth of earnings, earnings that have exceeded analysts' expectations, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

        Mid-Cap Growth Stock Investments

        The portfolio co-mangers consider themselves growth stock investors in the purest sense of the term. By that, they mean they want to own the stocks of companies that are growing earnings faster than the average American business and, ideally, faster than the competitors in their respective industries. Their exhaustive research efforts are focused on the mid-cap universe and, specifically, stocks that are in new or rapidly evolving industries. The kind of fast-growth companies the portfolio co-managers favor generally do not trade at below market average price-to-earnings ratios. However, they do look for companies trading at reasonable levels compared to their growth rates.

        An Intensive Research Effort

        The portfolio co-managers love stock with positive earnings surprises. Their extensive research has revealed that mid-cap stocks that have exceeded Wall Street earnings estimates have also tended to offer greater potential for long-term capital appreciation. To find these companies they scour the mid-cap growth stock universe to isolate stocks whose most recent earnings have beaten consensus expectations. Then, the real work begins, where through diligent fundamental research they strive to identify those companies most likely to record a string of positive earnings surprises. Their ultimate goal is to invest today in the fast growing mid-sized companies that they believe are poised to become tomorrow's Fortune 500.

        A Disciplined Sell Process

        "We are dispassionate sellers," says one portfolio co-manager. "If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive." A stock will also be sold when it reaches its target price. They prefer to broadly diversify the portfolio's assets among many different companies and industries rather than heavily concentrating its holdings in just a few of the fastest growing industry sectors. This broad diversification helps to manage the overall risk inherent in a portfolio of equity securities.

        Investors can expect:

    Mid-cap growth stock investments
    An intensive research effort
    A disciplined sell process

        Investment Insight

        Without question, the portfolio co-managers are growth stock investors. They look for companies believed capable of delivering positive earnings surprises, particularly those with the potential to do so consistently. Ideally, they seek to identify companies that will someday rank among the Fortune 500.

Guardian Portfolio

        Investment Program

        Seeks long term growth of capital and, secondarily, current income. Invests primarily in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies. Using a value-oriented investment approach in selecting securities, the Portfolio looks for such factors as low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

        Disciplined, Large-Cap Value Orientation

        As part of its stock selection process, the Portfolio pursues a disciplined, value-driven investment style, which is Neuberger Berman's historic strength. Specifically, the portfolio co-managers seek large-capitalization companies whose stock prices are substantially undervalued. Characteristics of these firms may include: solid balance sheets, above-average returns, low valuations, and consistent earnings.

        Bottom-Up Approach to Stock Selection

        According to one of the portfolio co-managers, "Cheap stocks are plentiful, but true investment bargains are a rare find." To uncover them, the portfolio co-managers scour a universe of stocks consisting of the bottom 20% of the market in terms of valuation. Those deemed by the managers as inexpensive and poised for a turnaround are placed under consideration. They look for financially sound, well-managed companies that are undervalued relative to their earnings potential and the market as a whole.

        A Broad View of Risk Management

        Managing risk involves carefully monitoring the way the stocks in the portfolio react to one another as well as to outside factors. Companies that are in completely different sectors may in fact react similarly to certain economic, market or international events. In their efforts to consider these relationships, the managers use quantitative analysis to evaluate these factors and their impact on the overall portfolio. It is a process they believe is a crucial component in controlling risk and one that evolves over time as new holdings are introduced to the Portfolio.

        A Strong Sell Discipline

        The portfolio co-managers will generally make an initial investment in a stock of between 1-4% of total net assets. A higher weighting indicates that they believe their research gives them an "edge" over Wall Street analysts, or they believe the stock has an undiscovered value that others may have overlooked. Once a stock grows beyond the high side of that range, gains are harvested and the holding is reduced to about 3% of total net assets.

        Investment Process

Portfolio Risk Management

    Monitor portfolio's exposure

Selection Criteria

    Improving financials
    Superior management
    Discount valuations to the market

Stock Universe

    Large-cap value

        Investors can expect:
    Disciplined, large-cap value orientation
    Bottom-up approach to stock selection
    Broad view of risk management
    Strong sell discipline

        Investment Insight

        The portfolio co-managers look for established companies whose intrinsic value, by their measure, is undiscovered among the majority of investors. In managing overall risk, a conscious effort is made to determine the risk/reward scenario of each individual holding as well as its impact at the portfolio level.

International Portfolio

        Investment Program

        Seeks long-terms growth of capital by investing primarily in common stocks of foreign companies of any capitalization, including companies in developed and emerging industrialized markets. Investments in well-managed companies that show potential for above-average growth or whose stock price is undervalued.

        A bottom-up approach that puts company fundamentals in perspective.

        The portfolio co-manager's bottom-up approach seeks well-managed companies that exhibit strong fundamentals, such as attractive cash flows, strong balance sheets, and solid earnings growth. While their bottom-up style drives the overall investment process, they also believe it is important to put a company's fundamentals in perspective. To do this, the portfolio co-managers factor in the economic, political, and market landscape of investment candidate's home markets. As one manager explains, "We are value-added investors, not "Closet" indexers. We will overweight the portfolio with securities from countries we believe have the best investment potential and underweight those we think have limited prospects."

        A Blend of Growth and Value Investment Styles

        The portfolio co-managers use a blend of styles to reduce the risks of significant losses when a particular style falls out of favor with investors. The growth component highlights rapidly growing companies in niche industries with unique products or services, while the value component focuses on undervalued, out-of-favor companies that she believes are poised for a turnaround.

        High potential rewards with commensurate risks.

        The Portfolio primarily invests in equity securities of developed countries, but will consider emerging markets as well. While the potential rewards are high, so are the associated risks. Foreign markets are often less developed and foreign governments and economic infrastructures may not be as stable compared to the U.S. Other international risks, such as currency exchange rate and interests rate fluctuations, could result in greater volatility than domestic funds.

        An added level of diversification.

        Domestic and foreign markets generally do not all move in the same direction at the same time and are subject to different sets of risk factors. Investors with exposure to more than a single market can potentially offset losses in one market with gains in another. While foreign markets can be inherently risky, investors who include international securities in their portfolios can benefit from an additional layer of diversification along with the potential for long-term growth.

        Investors can expect:

    A bottom-up approach that put company fundamentals in perspective
    A blend of growth and value investment styles
    High potential rewards with commensurate risks
    An added level of portfolio diversification

        Investment Insight

        In identifying attractive stocks from among the many thousands currently available outside the U.S., it's important to have a clear strategy. The International Portfolio's bottom-up approach evaluates stocks on their fundamentals, using both growth and value criteria, while also considering larger scale economic factors.

  Annual Total Returns for EAFE and S&P 500 (1986-2001)2

Year	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986
S&P 500	-11.88%	-9.10%	21.01%	28.52%	33.32%	22.90%	37.44%	1.36%	10.03%	7.61%	30.34%	-3.11%	31.59%	16.50%	5.18%	18.62%
EAFE	-21.21%	-13.96%	27.30%	20.33%	2.06%	6.36%	11.55%	8.06%	32.94%	-11.85%	12.50%	-23.20%	10.80%	28.59%	24.93%	69.94%

        Of course, these historical results may not continue in the future. Investors should keep in mind the greater risks inherent in foreign markets, such as currency exchange fluctuations, interest rates, and potentially adverse economic and political conditions.

Limited Maturity Bond and Balanced (debt securities portion) Portfolios

        The Portfolios seek the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. They invest in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

        Investors can expect:
    Actively managed portfolio duration
    Credit selection with a value bias
    Risk reduction through diversification

        Actively managed portfolio duration. The portfolio co-managers attempt to increase income and preserve or enhance total return by actively managing average portfolio duration. As one manager explains. "Historically, limited maturity portfolios have been able to deliver much of the yield available in the investment-grade bond market with reduced volatility." Of course, there is no assurance that past results will continue in the future. By keeping average duration at four years or less, the managers attempt to reduce the higher level of volatility that is generally associated with bonds of longer duration. In general, the longer a security's duration, the higher the yield and the greater the volatility.

-------------------------
2        Total return includes reinvestment of all dividends and other distributions. The EFAE® Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices and is translated into U.S. dollars. The S&P 500 Index is an unmanaged index generally considered to be representative of U.S. stock market activity. Indices do not take into account brokerage commissions or other fees and expenses of investing in the individual securities that they track. Data about the performance of these indices are prepared or obtained by NB Management.

        Credit selection with a value bias. As part of their credit selection process, the portfolio co-managers monitor national trends in the corporate and government securities markets, including a range of economic and financial factors. Specifically, they look for short- to intermediate-term securities that appear underpriced compared to bonds of similar structure and securities, the managers look for companies in sound financial condition that may not be well known to the majority of investors.

        Risk reduction through diversification. In an attempt to reduce credit risk, the portfolio diversifies among many different issuers and types of securities. The portfolios invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. In an effort to enhance yield and add diversification, it may also invest up to 10% of net assets in securities that are below investment-grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's, or unrated securities managers believe, "The incremental yield compensates for the additional political and economic risks we take on." On occasion, they may also place a portion of assets in foreign securities, which could cause greater movements in the Portfolio's share price.

Liquid Asset Portfolio

        Liquid Asset Portfolio seeks to provide investors with the highest available current income consistent with safety and liquidity. In pursuit of its objective, the Portfolio invests in high-quality U.S.-dollar denominated money market instruments. The portfolio co-managers select securities to maximize yield, while seeking a stable $1.00 net asset value. They also broadly diversify among a number and types of issuers to help limit risk.

Partners Portfolio

        Investment Program

        Invests principally in common stocks of established companies, using the value-oriented investment approach. Seeks growth of capital through an investment approach that is designed to increase capital with reasonable risk. Seeks securities believed to be undervalued based on strong fundamentals such as a low price-to-earnings ratio, consistent cash flow, and a company's sound track record through all phases of the market cycle.

        Undiscovered values in the mid- to large-cap area

        The portfolio co-managers comb the universe of mid- and large-cap stock in search of those that have yet to be "discovered" by the majority of investors. They generally shy away from big, well-known companies because they believe it is harder to gain a competitive edge in a stock that is covered by many analysts. The managers prefer to focus their efforts outside of the Fortune 100, where they think many investment bargains abound.

        Strong companies at reasonable prices

        Like many of their value-oriented peers, the co-managers try to buy quality stocks for substantially less than their estimated market value. However, they differ in their approach by applying another layer of analysis to their value strategy. For example, in addition to searching for stocks trading at below market price-to-earnings ratios, they also focus on companies with strong fundamentals, consistent cash flows, sound track records through all phases of the market cycle and those selling at the low end of their trading ranges. They are not interested in buying cheap stocks if they don't meet these other measures of value as well.

        Solid Research

        The portfolio co-managers believe that through "exhaustive research efforts, good companies selling for less than their true worth can be identified." To do this the portfolio co-managers spend a lot of time interviewing senior company managers. Their philosophy is that when they sit across the table from a CEO or CFO and question him or her about the company, they get to know it quite well. They find that there's simply no substitute for that kind of firsthand knowledge. In addition, the portfolio co-managers carefully examine a company's financial statements and contact its suppliers and competitors. While this type of analysis requires a lot of extra legwork, they believe it's worth the effort.

        Investment Process

        Executive Management Team Evaluation

    Proven Track Record
    Strategic Plan
    Inside Ownership

        Value Stock Universe

        Qualitative Evaluation: Catalyst for Change

        Stock Universe

        Quantitative Analysis

        Investors can expect:

    Undiscovered values in the mid- to large-cap arena
    Strong companies at reasonable prices
    Solid research

        Investment Insight

        The portfolio co-managers seek companies they believe are undervalued relative to their earnings potential -- where there is a gap between the actual price of a stock and its intrinsic value in the marketplace. When a company grows in value or the valuation gap closes, the success of their strategy is realized.

        Regency Portfolio

        Investment Program

        Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.

        Mid-cap companies with market leadership

        Regency's portfolio manager searches the mid-cap stock universe for companies with a dominant market share in their industry. Historically, businesses with market leadership have delivered significant returns for shareholders over the long term. While this may not always be the case, discovering such middle-weight champions before the rest of Wall Street does can yield substantial payoffs for investors. Of course, there can be no assurance that the manager will select the right stocks every time. Remember that the stocks of mid-cap companies may be more volatile, and entail more risk, than the stocks of larger companies.

        Bottom-up approach to stock selection

        The portfolio manager's extensive bottom-up approach begins with financial screens that are used to search for undervalued securities with compelling fundamentals. Then, in-depth company and industry analyses are conducted, followed by interviews with company managements and their competitors, customers, and suppliers. In this stage, reviewing strategic plans and evaluating management are critical steps. After applying these financial and qualitative screens the portfolio manager then seeks to identify a catalyst for change that could improve a stock's valuation. These catalysts are generally managerial, operational, structural or financial in nature and include changes in company management, new corporate strategies, changes in the business mix, and improving financials, among others. The remaining candidates are then ranked on a risk/reward basis. Stocks with the most compelling risk/reward ratios are placed in the portfolio, while stocks that are currently not a good Portfolio fit, are placed on a monitor list for further evaluation.

        Broad view of risk management

        In order to reduce risk on the buy side, the manager looks for reasonably priced stocks, diversifies investments across an array of industries, and avoids making large sector bets. On the sell side, stocks are sold when they reach their price target, do not perform as expected, or are considered less attractive than other opportunities.

        Investment Process

        STOCK UNIVERSE

        Financial Analysis

        VALUE STOCK UNIVERSE

        Qualitative Evaluation

        Catalyst for change

        EXECUTIVE

        Proven Track Record

        Strategic Plan

        Inside Ownership

        Regency Investors Can Expect:

        Mid-cap companies with market leadership

        Bottom-up approach to stock selection

        Broad view of risk management

        Investment Insight

        The portfolio manager's ultimate goal is to find undervalued companies that have not yet been discovered by the majority of investors, or better yet, to buy "great companies at a great price." He attempts to do this by focusing on the mid-cap segment of the market because it tends to be less followed than the large-cap segment by Wall Street analysts.

        Socially Responsive Portfolio

        Investment Program

        Seeks long-term capital appreciation through investments primarily in securities of companies that meet both financial criteria and social policy. The portfolio co-managers initially screen companies using a value investing criteria, then look for companies that show leadership in major areas of social impact such as the environment, workplace diversity and employment.

        Financially sound companies with a social conscience

        The portfolio co-managers look for the stocks of mid- to large-cap companies that first meet their stringent financial criteria. Their social screens are then applied to these stocks. The ones considered worthy from a financial standpoint are then evaluated using a proprietary database that develops and monitors information on companies in various categories of social criteria. Ideal investment candidates are companies that show leadership in the areas of the environment, workplace diversity and employment. Other considerations are based on companies' records in other areas of concern, including public health, type of products, and corporate citizenship.

        A traditional value approach

        The portfolio co-managers' initial financial screens select companies using a traditional value approach. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors, such as low price-to-earnings and low price-to-book ratios. Their value approach examines these price-to-earnings and low price-to-book ratios. Their value approach examines these companies, searching for those that may rise in price before other investors realize their worth. They strongly believe in helping investors put their money to work, while supporting companies that follow principles of good corporate citizenship.

        An ever-evolving journey on the path to good corporate citizenship

        The portfolio co-managers believe that most socially responsive investors are not utopians. They do not expect instant perfection, but rather look for signs that a company is evolving and moving toward a corporate commitment to excellence. As they put it, "Good corporate citizenship is one of those things that is a journey, not a destination. We've been working in this field for some time, and know that the social records of most companies are written in shades of gray. We are pleased to see that more and more companies are coming to realize that change is a positive force for them."

        Investment Process

        Social Policy

        Quantitative Financial Criteria

  Low Price-to-Earnings Ratio (relative & absolute)
  Strong Balance Sheet
  Free Cash Flow
  Risk Management
  Stock Universe
  Focus Screens
  Socially Responsive Investors can expect:
  Financially sound companies with a social conscience
  A traditional value approach
  An ever-evolving journey on the path to good corporate citizenship

        Investment Insight

        The portfolio co-managers believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. They look for companies that meet value-investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship.

        Additional Investment Information

        Some or all of the Portfolios, as indicated below, may make the following investments, among others, some of which are part of the Portfolios' principal investment strategies and some of which are not. The principal risks of each Portfolio's principal strategies are discussed in the Prospectus. They may not buy all of the types of securities or use all of the investment techniques that are described. As used herein, "Equity Portfolios" refers to Balanced (equity securities portion), Fasciano, Focus, Growth, Guardian, International, Mid-Cap Growth, Partners, Regency and Socially Responsive Portfolios. "Income Portfolios" refers to Balanced (debt securities portion), Limited Maturity Bond, and Liquid Asset Portfolios.   Each Equity Portfolio invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Portfolio's total assets. Of course, each Portfolio's holdings are subject to change.

  * * *

        Illiquid Securities. (All Portfolios). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the U.S. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolio may be subject to legal restrictions which could be costly to the Portfolio.

        Policies and Limitations. Each Portfolio may invest up to 15% (10% in the case of Liquid Asset Portfolio) of its net assets in illiquid securities.

        Repurchase Agreements. (All Portfolios). In a repurchase agreement, a Portfolio purchases securities from a bank that is a member of the Federal Reserve System (or with respect to International Portfolio, from a foreign bank or a U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If International Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Portfolio may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

        Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Portfolio may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (10% with respect to Liquid Asset Portfolio) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of a type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

        Securities Loans. (All Portfolios). Each Portfolio may lend securities to banks, brokerage firms, or institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Portfolio. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

        Policies and Limitations. Each Portfolio may lend securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Portfolio by depositing collateral in a form determined to be satisfactory by the Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Socially Responsive Portfolio is not subject to the Social Policy.

        Restricted Securities and Rule 144A Securities. (All Portfolios). Each Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of a Portfolio's illiquidity. NB Management, acting under guidelines established by the Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradable in their principal markets are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

        Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Trustees believe accurately reflect fair value.

        Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Portfolio's 15% (10% in the case of Liquid Asset Portfolio) limit on investments in illiquid securities.

        Commercial Paper. (All Portfolios). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trustees.

        Policies and Limitations. Each Equity Portfolio normally may invest up to 35% (20% in the case of the Mid-Cap Growth Portfolio) of its net assets in debt securities, including commercial paper. The Equity Portfolios may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. International Portfolio may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Portfolio's 15% (10% in the case of Liquid Asset Portfolio) limit on investments in illiquid securities.

        Reverse Repurchase Agreements. (All Portfolios). In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Portfolio's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

        Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Portfolio's investment limitations and policies concerning borrowings. While a reverse repurchase agreement is outstanding, a Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Portfolio's obligations under the agreement.

        Banking and Savings Institution Securities. (All Portfolios). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with  international commercial transactions. The CDs, time deposits, and bankers' acceptances in which a Portfolio invests typically are not covered by deposit insurance.

        Policies and Limitations. Liquid Asset Portfolio may invest 25% or more of its total assets in CDs or banker's acceptances issued by domestic branches of U.S. banks. CDs are interpreted to include similar types of time deposits. The Portfolios may invest in securities issued by a commercial bank or savings institution only if (1) the bank or institution has total assets of at least $1,000,000,000, (2) the bank or institution is on NB Management's approved list, and (3) in the case of a foreign bank or institution, the securities are, in NB Management's opinion, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks that meet the foregoing requirements.

        Each Equity Portfolio will normally limit its investments in debt securities, including banking and savings institution securities, to no more than 35% (20% in the case of the Mid-Cap Growth Portfolio) of its total assets.

        Leverage. (International Portfolio). The Portfolio may make investments when borrowings are outstanding. Leverage creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may amplify changes in the Portfolio's NAV. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than it would be if leveraging were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than if leveraging were not used, and therefore the amount available for distribution to the Portfolio's shareholders as dividends will be reduced.

        Policies and Limitations. Generally, the Portfolio does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Portfolio's investment limitations.

        Foreign Securities. (All Portfolios). Each Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers and foreign branches of U.S. banks, including negotiable CDs, banker's acceptances and commercial paper. Foreign issuers are issuers organized and doing business principally outside the U.S. and include banks, non-U.S. governments and quasi-governmental organizations.

        While investments in foreign securities are intended to reduce risk by providing further diversification (except with respect to International Portfolio), such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision regarding financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

        Each Portfolio (except Liquid Asset Portfolio) also may invest in equity (except Limited Maturity Bond Portfolio), debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, with respect to all Portfolios except Limited Maturity Bond Portfolio, (2) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities includes the special risks associated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (1) adverse changes in foreign exchange rates, and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments, and there are generally higher commission rates on foreign portfolio transactions. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Portfolio endeavors to achieve the most favorable net results on portfolio transactions.

        Foreign securities often trade with less frequency and in less volume than domestic securities and may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodian fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

        Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio securities, or, if a Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

        Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of  payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

        The Portfolios (except Liquid Asset and Limited Maturity Bond Portfolios) may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

        Policies and Limitations. In order to limit the risks inherent in investing in foreign currency denominated securities, Balanced (equity securities portion), Fasciano, Focus, Growth, Guardian, Partners, Regency, and Socially Responsive Portfolios may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Limited Maturity Bond Portfolio may not purchase securities denominated in or indexed to foreign currencies, if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. Mid-Cap Growth Portfolio may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, no Portfolio is restricted in the amount it may invest in securities denominated in any one foreign currency. International Portfolio invests primarily in foreign securities. Liquid Asset Portfolio may not invest in foreign currency-denominated securities.

        Investments in securities of foreign issuers are subject to each Portfolio's quality, and, with respect to the Income Portfolios, maturity and duration standards. Each Portfolio (except International Portfolio) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

        Japanese Investments. (International Portfolio). All of the Portfolios may invest in foreign securities, including securities of Japanese issuers. From time to time International Portfolio may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Portfolio may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.

        Variable or Floating Rate Securities; Demand and Put Features and Guarantees. (All Portfolios). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

        Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the quality standards applicable to obligations purchased by the Portfolio. Accordingly, in purchasing these securities, each Portfolio relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Portfolio can also buy fixed rate securities accompanied by demand features or put options, permitting the Portfolio to sell the security to the issuer or third party at a specified price. A Portfolio may rely on the creditworthiness of issuers of credit enhancements in purchasing these securities.

        Among the Adjustable Rate Securities in which Liquid Asset Portfolio may invest are so-called guaranteed investment contracts ("GICs") issued by insurance companies. In the event of insolvency of the issuing insurance company, the ability of the Portfolio to recover its assets may depend on the treatment of GICs under state insurance laws.

        Policies and Limitations. Except for Liquid Asset Portfolio, no Portfolio may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Portfolio except for Liquid Asset Portfolio excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. Liquid Asset Portfolio may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7 under the 1940 Act. Each Equity Portfolio normally may invest up to 35% (20% in the case of the Mid-Cap Growth Portfolio) of its total assets in debt securities, including variable or floating rate securities.

        For purposes of determining its dollar-weighted average maturity, Liquid Asset Portfolio calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, a Portfolio is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which principal must unconditionally be paid. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

        GICs are generally regarded as illiquid. Thus, Liquid Asset Portfolio may not invest in such GICs if, as a result, more than 10% of the value of its net assets would then be invested in such GICs and other illiquid securities.

        Mortgage-Backed Securities. (Income Portfolios). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality such as the GNMA, Fannie Mae, and Freddie Mac, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

        Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

        Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Portfolio may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Portfolios use an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Portfolio when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

        Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

        Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Portfolio's quality standards. NB Management will, consistent with the Portfolio's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

        Policies and Limitations. A Portfolio may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% (10% in the case of Liquid Asset Portfolio) of the value of the Portfolio's net assets would be invested in illiquid securities.

        Dollar Rolls. (Limited Maturity Bond and Balanced (debt securities portion) Portfolios). In a "dollar roll", a Portfolio sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Portfolio forgoes principal and interest payments on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Portfolio's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash-equivalent securities position that matures (or can be sold and settled) on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. NB Management monitors the creditworthiness of counterparties to dollar rolls.

        Policies and Limitations. Dollar rolls are considered borrowings for purposes of each Portfolio's investment policies and limitations concerning borrowings.

        Forward Commitments (International Portfolio) and When-Issued Securities. (International, Limited Maturity Bond, and Balanced (debt securities portion) Portfolios). The Portfolios may purchase securities (including, with respect to Limited Maturity Bond and Balanced Portfolios, mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates) on a when-issued basis and International Portfolio may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date (ordinarily within two months although the Portfolios may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

        When-issued purchases and forward commitment transactions enable a Portfolio to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, International Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price.

        The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Portfolio's NAV starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. A Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When International Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio's NAV as long as the commitment to sell remains in effect.

        Policies and Limitations. A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. A Portfolio may realize a capital gain or loss in connection with these transactions.

        When a Portfolio purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

  Futures, Options on Futures, Options on Securities and Indices,
  Forward Contracts, and Options on Foreign
  Currencies   (collectively, "Financial Instruments")

        Futures Contracts and Options Thereon. (The Equity Portfolios and Limited Maturity Bond and Balanced (debt securities portion) Portfolios). Each of Socially Responsive and Mid-Cap Growth Portfolios may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Portfolios view investment in (i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Portfolio.

        Limited Maturity Bond and Balanced (debt securities portion) Portfolios may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures permits a Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolios view investment in (1) interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Portfolios.

        International Portfolio may enter into futures contracts on currencies, debt securities, interest rates, and securities indices that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

        International Portfolio may sell futures contracts in order to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Portfolio, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Portfolio may purchase futures contracts in order to fix what NB Management believes to be a favorable price for securities the Portfolio intends to purchase. If a futures contract is purchased by the Portfolio, the value of the contract will tend to change together with changes in the value of such securities. To compensate for differences in historical volatility between positions International Portfolio wishes to hedge and the standardized futures contracts available to it, the Portfolio may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

        With respect to currency futures, International Portfolio may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, International Portfolio may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Portfolio intends to purchase. The Portfolio may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Portfolio.

        For the purposes of managing cash flow, each Portfolio may purchase and sell stock index futures contracts, and may purchase and sell options thereon to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

        A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

        U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

        Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

        "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing their NAVs, the Portfolios mark to market the value of their open futures positions. Each Portfolio also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

        An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

        Although each Portfolio believes that the use of futures contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. Further, an appropriate futures contract may not be available even if the portfolio manager wishes to enter into one. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Portfolio's futures position and the securities held by or to be purchased for the Portfolio. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

        Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

        Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.

        Policies and Limitations. Socially Responsive and Mid-Cap Growth Portfolio each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Portfolios do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Socially Responsive Portfolio is not subject to the Social Policy.

        International Portfolio may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Portfolio may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

        For purposes of managing cash flow, each Portfolio may purchase and sell stock index futures contracts, and may purchase and sell options thereon to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

        Limited Maturity Bond and Balanced Portfolios may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Portfolios engage in foreign currency futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. Neither Portfolio engages in transactions in futures or options thereon for speculation.

        Call Options on Securities. (All Portfolios except Liquid Asset Portfolio). Socially Responsive, Mid-Cap Growth, Guardian, Limited Maturity Bond, Regency, Balanced and International Portfolios may write covered call options and may purchase call options on securities. Each of the other Portfolios may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

        When a Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. When writing call options, each Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price.

        The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk, but is capable of enhancing a Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

        If a call option that a Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

        When a Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

        Policies and Limitations. (Limited Maturity Bond and Balanced (debt securities portion) Portfolios). Each Portfolio may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. Each Portfolio may write covered call options for the purpose of producing income. Each Portfolio will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

        Equity Portfolios. Each Portfolio may write covered call options and may purchase call options in related closing transactions. Each Portfolio writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do).

        A Portfolio would purchase a call option to offset a previously written call option. Each of Socially Responsive, Mid-Cap Growth, Limited Maturity Bond and Balanced Portfolios also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Socially Responsive Portfolio is not subject to the Social Policy. International Portfolio may purchase call options for hedging or non-hedging purposes.

        Put Options on Securities. (Socially Responsive, Mid-Cap Growth, Guardian, Regency, International, Limited Maturity Bond and Balanced Portfolios). Each of these Portfolios may write and purchase put options on securities. The Portfolios will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

        When a Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

        Portfolio securities on which put options may be written and purchased by a Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium.

        Policies and Limitations. Socially Responsive, Mid-Cap Growth and International Portfolios generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's NAV). However, International Portfolio also may use put options for non-hedging purposes. The use of put options on securities by Socially Responsive Portfolio is not subject to the Social Policy.

        Limited Maturity Bond and Balanced Portfolios generally write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's NAV).

        General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. International Portfolio also may purchase European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Portfolio terminates upon expiration of the option or, at an earlier time, when the Portfolio offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Portfolio and is never exercised or closed out, the Portfolio will lose the entire amount of the premium paid.

        Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. International Portfolio also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee. Thus, when a Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless a Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Portfolio may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Portfolio may engage in OTC options transactions.

        The premium received (or paid) by a Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Portfolio's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

        Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Portfolio will be able to effect closing transactions at favorable prices. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

        A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

        A Portfolio pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

        Policies and Limitations. Each Portfolio may use American-style options. International Portfolio may also purchase European-style options and may purchase and sell options that are traded on foreign exchanges.

        The assets used as cover (or held in a segregated account) for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        The use of put and call options by Socially Responsive Portfolio is not subject to the Social Policy.

        Put and Call Options on Securities Indices. (Equity Portfolios). International Portfolio may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Portfolio's securities or securities the Portfolio intends to buy. The Portfolio may write securities index options to close out positions in such options that it has purchased.

        For purposes of managing cash flow, each Equity Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

        Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

        The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indices on which options are available.

        Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

        Policies and Limitations. International Portfolio may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Portfolio will be listed and traded on an exchange. The Portfolio currently does not expect to invest a substantial portion of its assets in securities index options.

        For purposes of managing cash flow, each Equity Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Portfolio will be listed and traded on an exchange.

        Foreign Currency Transactions. (All Portfolios except Liquid Asset Portfolio). Each Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Portfolio also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

        The Portfolios (other than International Portfolio) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolios do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

        Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

        At the consummation of a forward contract to sell currency, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

        NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

        However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advantageous position than if such a hedge had not been established. If a Portfolio uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Portfolio may experience delays in the settlement of its foreign currency transactions.

        International Portfolio may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Portfolio may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Portfolio's ability to prevent potential losses. In addition, International Portfolio may invest in securities denominated in other currency baskets.

        Policies and Limitations. The Portfolios (other than International Portfolio) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Socially Responsive Portfolio is not subject to the Social Policy.

        International Portfolio may enter into forward contracts for hedging or non-hedging purposes. When the Portfolio engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. International Portfolio may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's investment portfolio.

        Options on Foreign Currencies. (All Portfolios except Liquid Asset Portfolio). Each Portfolio may write and purchase covered call and put options on foreign currencies. International Portfolio may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

        Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

        Policies and Limitations. A Portfolio would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, International Portfolio may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Portfolio. The use of options on currencies by Socially Responsive Portfolio is not subject to the Social Policy.

        Regulatory Limitations on Using Financial Instruments. To the extent a Portfolio sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

        Cover for Financial Instruments. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Portfolio.

        Policies and Limitations. Each Portfolio will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

        General Risks of Financial Instruments. The primary risks in using Financial Instruments are: (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Portfolio and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Portfolio's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Portfolio's use of Financial Instruments will be successful.

        Each Portfolio's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

        Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Portfolio's underlying securities or currency. NB Management intends to reduce the risk that a Portfolio will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

        Indexed Securities. (Limited Maturity Bond, International and Balanced Portfolios). These Portfolios may invest in securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investments in the underlying instrument or to one or more options thereon. However, some indexed securities are more volatile than the underlying instrument itself.

        Inflation-Indexed Securities. (Limited Maturity Bond and Balanced Portfolios). The Portfolios may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on it than on a conventional bond.

        Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

        Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Portfolio must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, a Portfolio may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

        Short Sales. (International Portfolio). The Portfolio may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Portfolio also may use short sales in an attempt to realize gain. To effect a short sale, the Portfolio borrows a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Portfolio is required to pay the lender any dividends and may be required to pay a premium or interest.

        The Portfolio will realize a gain if the security declines in price between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Portfolio is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

        The Portfolio also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

        The effect of short selling on the Portfolio is similar to the effect of leverage. Short selling may amplify changes in the Portfolio's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Portfolio.

        Policies and Limitations. Under applicable guidelines of the SEC staff, if the Portfolio engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Portfolio replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

        Asset-Backed Securities. (Liquid Asset, Limited Maturity Bond and Balanced Portfolios). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

        Certificates for Automobile Receivablessm ("CARSsm") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payment of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSsm if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

        Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

        Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

        Limited Maturity Bond and Balanced Portfolios each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Portfolio.

        Convertible Securities. (Equity Portfolios). Each Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.

        The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

        Policies and Limitations. Socially Responsive Portfolio may invest up to 20% of its net assets in convertible securities. The Portfolio does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Portfolio's investment policies and limitations concerning debt securities.

        Preferred Stock. (Equity Portfolios). The Portfolios may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

        Zero Coupon (Partners, Regency, Socially Responsive, Limited Maturity Bond, Balanced, and Liquid Asset Portfolios) and Step Coupon Securities. (Limited Maturity Bond and Balanced Portfolio). The Portfolios may invest in zero coupon securities and Limited Maturity Bond and Balanced Portfolios may invest in step coupon securities, both of which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. The discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. They are redeemed at face value when they mature.

        The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by each such Portfolio prior to the receipt of any actual payments. Because each Portfolio must distribute to its shareholders substantially all of its net income each year for income tax purposes, a Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

        The market prices of zero and step coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

        Municipal Obligations. (Income Portfolios). Municipal obligations are securities issued by or on behalf of states (as used herein, including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

        Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and private activity bonds which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes", which are also municipal obligations, are issued by municipalities in expectation of future proceeds from the issuance of bonds, or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

        The value of municipal obligations is dependent on the continuing payment of interest and principal when due by the issuers of the municipal obligations in which a Portfolio invests (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Portfolio's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

        Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are underway that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

        Policies and Limitations. Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal obligations. Liquid Asset Portfolio may invest in municipal obligations that otherwise meet its criteria for quality and maturity.

        U.S. Government and Agency Securities. (All Portfolios). U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

        Policies and Limitations. Liquid Asset Portfolio may invest 25% or more of its total assets in U.S. Government and Agency Securities. The Equity Portfolios normally may invest up to 35% of their total assets in debt securities, including U.S. Government and Agency Securities.

        Swap Agreements. (International Portfolio). The Portfolio may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Portfolio otherwise could not invest efficiently). In an example of a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

        Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Portfolio's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

        Policies and Limitations. In accordance with SEC staff requirements, the Portfolio will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Portfolio will segregate only the amount of its net obligation, if any.

        Fixed Income Securities. (All Portfolios). The Income Portfolios invest primarily in fixed income securities. While the emphasis of the Equity Portfolios' investment programs is on common stocks and other equity securities, the Portfolios may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Portfolio may invest in investment grade corporate bonds and debentures. Fasciano, Partners, Mid-Cap Growth, Limited Maturity Bond, Balanced, Regency and International Portfolio each may invest in corporate debt securities rated below investment grade.

        "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

        The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

        Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Portfolio's fixed income investments is likely to rise. Foreign debt securities are subject to risks similar to those of other foreign securities. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

        Lower Rated Debt Securities. (Balanced, Fasciano, Limited Maturity Bond, Mid-Cap Growth, Partners, Regency and International Portfolios). Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms and obligations. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a Portfolio that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

        During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

        The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

        The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

        See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

        Policies and Limitations. Partners and Regency Portfolios may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. Limited Maturity Bond and Mid-Cap Growth Portfolios may invest up to 10% of their net assets, measured at the time of investment, in debt securities rated below investment grade, but rated at least B with respect to Limited Maturity Bond Portfolio and C with respect to Mid-Cap Growth Portfolio by S&P or Moody's, or Comparable Unrated Securities. Balanced Portfolio may invest up to 10% of the debt securities portion of its investments, measured at the time of investment, in debt securities rated below investment grade, but rated at least B by S&P or Moody's, or Comparable Unrated Securities.

        International Portfolio may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

        There are no restrictions as to the ratings of debt securities the Fasciano Portfolio may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Portfolio does not presently intend to invest in debt securities, it may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

        Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, Socially Responsive  Portfolio will engage in an orderly disposition of the downgraded securities, and Limited Maturity Bond and Balanced (debt securities portion) Portfolios will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Portfolio's holdings that are considered by the Portfolio to be below investment grade will not exceed 10% of its net assets. Limited Maturity Bond and Balanced (debt securities portion) Portfolios may each hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible by the Portfolio's investment policies. Each other Portfolio (except International Portfolio) will engage in an orderly disposition of downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Partners and Regency Portfolios and 10% in the case of Mid-Cap Growth Portfolio). NB Management will make a determination as to whether International Portfolio should dispose of the downgraded securities. With respect to Liquid Asset Portfolio, NB Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.

        NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Partners, Mid-Cap Growth or International Portfolio warrants exposure to the additional level of risk.

        Ratings of Fixed Income Securities

        As discussed above, the Portfolios may purchase securities rated by S&P, Moody's, or any other NRSRO. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A. Each Portfolio may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Portfolio may permissibly invest.

        High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality. If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by Liquid Asset Portfolio.

        Investment Grade Debt Securities. Investment grade debt securities are securities that have received a rating from at least one NRSRO in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

        Lower-Rated Debt Securities. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated securities.

        Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. The policy on downgraded securities is discussed above under "Lower Rated Debt Securities."

        Duration and Maturity

        Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. For Limited Maturity Bond and Balanced (debt securities portion) Portfolios, NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

        Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Portfolio's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

        There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

        Liquid Asset Portfolio is required to maintain a dollar-weighted average portfolio maturity of no more than 90 days and invest in a portfolio of debt instruments with remaining maturities of 397 days or less. Limited Maturity Bond and Balanced (debt securities portion) Portfolios' dollar-weighted average duration will not exceed four years, although each Portfolio may invest in individual securities of any duration; the Portfolios' dollar-weighted average maturity may range up to six years.

        Risks of Equity Securities

        The Equity Portfolios may invest in securities that include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

        To the extent a Portfolio invests in such securities, the value of securities held by the Portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Portfolio's NAV per share, which will fluctuate as the value of the securities held by the Portfolio changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

        Other Investment Companies. International Portfolio may invest in the shares of other investment companies. The Liquid Asset Portfolio may invest in shares of other money market funds. Such investment may be the most practical or only manner in which the Portfolio can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Portfolio is ready to make an investment. Each Equity Portfolio at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index or another appropriate index. Limited Maturity Bond and Balanced Portfolios, for temporary defensive purposes, may each invest up to 10% of its total assets in the securities of money market funds.

        As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses. At the same time, the Portfolio will continue to pay its own management fees and expenses with respect to its portfolio investments, including the shares of other investment companies. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Portfolios do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

        Policies and Limitations. Each Portfolio's investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate.

        Preferred Stock. (Equity Portfolios). Each Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

Neuberger Berman Focus Fund - Description of Economic Sectors.

        Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

        (1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

        (2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

        (3) Defense and Aerospace Sector: Companies involved in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

        (4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

        (5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.

        (6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability and their products and services. Also, products and services of these companies could quickly become obsolete.

        (7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

        (8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

        (9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector-for example, video and electronic games-may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

        10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

        (11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

        (12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public's willingness to travel.

        (13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

Socially Responsive Portfolio - Description of Social Policy

        Background Information on Socially Responsive Investing

        In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

        Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Portfolio generally fall into two categories:

        Avoidance Investing. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

        Leadership Investing. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

        The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. The Wealth of Nations is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

        The Socially Responsive Database

        Neuberger Berman, LLC ("Neuberger Berman"), the Portfolio's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Portfolio. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

        Workplace Diversity and Employment. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

        Environment. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-à-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

        Product. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

        Public Health. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

        Weapons. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

        Corporate Citizenship. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

        Implementation of Social Policy

        Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the portfolio manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

        The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

        In applying the information in the database to stock selection for the Portfolio, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.

PERFORMANCE INFORMATION

        A Portfolio's performance may be quoted in advertising in terms of yield or total return if accompanied by performance of an insurance company's separate account. Each Portfolio's performance figures are based on historical earnings and are not intended to indicate future performance. The share price yield and total return of each Portfolio will vary, and an investment in a Portfolio, when redeemed, may be worth more or less than the original purchase price. Performance information does not reflect insurance product or qualified plan expenses.

Yield Calculations

        The Liquid Asset Portfolio may advertise its "current yield" and "effective yield." The Portfolio's current yield is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

        The effective yield of the Portfolio is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

  Effective Yield = [(Base Period Return + 1)365/7] - 1

        For the seven calendar days ended December 31, 2001, the current yield of the Liquid Asset Portfolio was 1.30%. For the same period, the effective yield was 1.31%.

        Limited Maturity Bond Portfolio. The Portfolio may advertise its "yield" based on a 30-day (or one-month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

        The annualized yield for the Limited Maturity Bond Portfolio for the 30-day period ended December 31, 2001 was 4.07%.

Total Return Computations. (All Portfolios except Liquid Asset Portfolio).

        A Portfolio may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

  P (1 + T)n = ERV

        Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results. Of course, past performance cannot be a guarantee of future results. These calculations assume that all dividends and distributions are reinvested.

        The average annual total returns for the Growth Portfolio (and the predecessor of the Growth Portfolio for the period prior to May 1, 1995) for the one-, five-, and ten-year periods ended December 31, 2001, were -30.36%, 6.64% and 8.22%, respectively.

        The average annual total returns for the Limited Maturity Bond Portfolio (and the predecessor of the Limited Maturity Bond Portfolio for the period prior to May 1, 1995) for the one-, five-, and ten-year periods ended December 31, 2001, were 8.78, 5.61% and 5.46%, respectively.

        The average annual total returns for the Balanced Portfolio (and the predecessor of the Balanced Portfolio for the period prior to May 1, 1995) for the one, five, and ten-year periods ended December 31, 2001, were -13.36%, 8.16% and 8.09%, respectively.

        The average annual total return for the Partners Portfolio (and the predecessor of the Partners Portfolio for the period prior to May 1, 1995) for the one-year and five-year periods ended December 31, 2001 and for the period from March 22, 1994 (commencement of operations) through December 31, 2001 was -2.83%, 7.52% and 12.39%, respectively.

        The average annual total return for the Mid-Cap Growth Portfolio for the one year period ended December 31, 2001 and the period since inception (November 3, 1997) through December 31, 2001 was -24.64% and 14.41%, respectively.

        The average annual total return for the Guardian Portfolio for the one year period ended December 31, 2001 and the period since inception (November 3, 1997) through December 31, 2001 was -1.51% and 11.71%, respectively.

        The average annual total return for the Regency Portfolio for the period since inception (August 22, 2001) through December 31, 2001 was -0.30.

        The average annual total return for the Socially Responsive Portfolio for the one year period ended December 31, 2001 and for the period since inception (February 18, 1999) through December 31, 2001 was -3.58% and 3.21%, respectively.

        NB Management may waive a portion of its fee or reimburse certain of the Portfolios and predecessors of the Portfolios for certain expenses during the periods shown, which has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectus and in "Investment Management and Administrative Services" below.

        Average annual total returns quoted for the Portfolios include the effect of deducting a Portfolio's expenses, but do not include insurance-related charges and other expenses attributable to any particular insurance product. Since you can only purchase shares of a Portfolio through a variable annuity or variable life insurance contract (except with respect to the Balanced Portfolio, which may also be purchased by Qualified Plans) you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

        Comparative Information

        From time to time a Portfolio's performance may be compared with:

        (1)    data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc. ("Lipper"), C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., IBC/Financial Data Inc.'s Money Market Fund Report, Morningstar, Inc. ("Morningstar"), Micropal Incorporated, VARDS and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

        (2)    recognized bond, stock and other indices, such as the Shearson Lehman Bond Index, The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 ("S&P 600"), S&P Mid Cap 400 ("S&P 400"), Russell 2000 Stock Index, Russell Mid Cap Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750, NASDAQ, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Survey of Colleges Annual Increases of College costs, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, the EAFE® Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 includes stocks that range in market value from $35 million to $6.1 billion, with an average of $572 million. The S&P 400 measures mid-sized companies with an average market capitalization of $2.1 billion. The EAFE® Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.

        The Limited Maturity Bond Portfolio's performance may also be compared with the Merrill Lynch 1-3 year Treasury Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, as well as the performance of Treasury Securities, corporate bonds, and the Lipper Short Investment Grade Debt Funds category.

        The Socially Responsive Portfolio's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap portfolio indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

        Evaluations of a Portfolio's performance, its yield/total return and comparisons may be used in advertisements and in information furnished to present and prospective shareholders (collectively, "Advertisements"). The Portfolios may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

        Each Portfolio may invest some of its assets in different types of securities than those included in the index used as a comparison with the Portfolio's historical performance. A Portfolio may also compare certain indices, which represent different segments of the securities markets, for the purpose of comparing the historical returns and volatility of those particular market segments. Measures of volatility show the range of historical price fluctuations. Standard deviation may be used as a measure of volatility. There are other measures of volatility, which may yield different results.

        In addition, the Income Portfolios' performance may be compared at times with that of various bank instruments (including bank money market accounts and CDs of varying maturities) as reported in publications such as The Bank Rate Monitor. Any such comparisons may be useful to investors who wish to compare a Portfolio's past performance with that of certain of its competitors. Of course, past performance is not a guarantee of future results. Unlike an investment in a Portfolio, bank CDs pay a fixed rate of interest for a stated period of time and are insured up to $100,000.

        Other Performance Information. From time to time, information about a Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements. This information may include portfolio diversification by asset type.

TRUSTEES AND OFFICERS

        The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees
John Cannon (72)	Trustee since 1994	Retired. Formerly, Chairman and Chief Investment Officer of CDC Capital Management (registered investment adviser) (1993-Jan. 1999).	28	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to present.
Faith Colish (66)	Trustee since 1982	Attorney at Law and President, Faith Colish, A Professional Corporation; 1980 to present.	28
Walter G. Ehlers (69)	Trustee since 1989	Consultant, Retired President and Trustee of Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	28
C. Anne Harvey (64)	Trustee since 1998	Consultant, C. A. Harvey Associates, June 2001 to present; Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to present; Secretary, Board of Associates to The National Rehabilitation Hospital's Board of Directors; Director of American Association of Retired Persons (AARP), 1978 to December 2000; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.	28
Barry Hirsch (69)	Trustee since 1988	Senior Vice President and General Counsel of Loews Corporation (diversified financial corporation).	28
Robert A. Kavesh (74)	Trustee since 1986	Professor of Finance and Economics at Stern School of Business, New York University.	28	Director, Delaware Labs, 1978 to present (cosmetics).
Howard A. Mileaf (65)	Trustee since 1984	Retired. Formerly, Vice President and Special Counsel to WHX Corporation (holding company); 1993 - 2001.	28	Director, State Theatre of New Jersey (not-for-profit theater), 2000 to present; Formerly, Director of Kevlin Corporation (manufacturer of microwave and other products).
John P. Rosenthal (69)	Trustee since 1985	Senior Vice President of Burnham Securities Inc. (a registered broker-dealer) since 1991.	28	Director, 92nd Street Y (non-profit), 1967 to present; Formerly, Director, Cancer Treatment Holdings, Inc.
William E. Rulon (69)	Trustee since 1986	Retired. Senior Vice President of Foodmaker. Inc. (operator and Franchiser of Restaurants) until January 1997; Secretary of Foodmaker, Inc. until July 1996.	28	Director, Pro-Kids Golf and Learning Academy, October 1998 to present (teach golf and computer usage to "at risk" children); Director of Prandium, Inc. March 2001 to present (restaurants).
Cornelius T. Ryan (70)	Trustee since 1982	General Partner of Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President of Oxford Venture Corporation.	28	Formerly, Director of Capital Cash Management Trust (money market fund) and Prime Cash Fund.
Tom Decker Seip (52)	Trustee since 2000	General Partner of Seip Investments LP (a private investment partnership); President and CEO of Westaff, Inc., May 2001 to January 2002 (temporary staffing); Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer of Charles Schwab Investment Management, Inc. and Trustee of Schwab Family of Funds and Schwab Investments from 1997 to 1998; Executive Vice President-Retail Brokerage for Charles Schwab Investment Management from 1994 to 1997.	28

Director, H&R Block, Inc. (financial services company), May 2001 to present; Director, General Magic (voice recognition software), November 2001 to present; Director, Forward Management, Inc. (asset management), 2001-present; Member of the Board of Directors of E-Finance Corporation (credit decisioning services), 1999 to present; Director, Save-Daily.com (micro investing services), 1999 to present; Formerly, Director of Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (54)	Trustee since 1983	Private investor and consultant specializing in the insurance industry; Advisory Director of Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	28	Director, Providence Washington (property and casualty insurance company), December 1998 to present; Director, Summit Global Partners (insurance brokerage firm), October 2000 to present.
Peter P. Trapp (57)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August, 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	28
Trustees who are "Interested Persons"
Michael M. Kassen* (49)	President and Trustee since 1999	Executive Vice President and Chief Investment Officer of Neuberger Berman since 1999; Executive Vice President and Chief Financial Officer of NB Management from November 1999 to March 2000; Vice President of NB Management from 1990 until 1999; Partner or Principal of Neuberger Berman from 1993.	28	Executive Vice President, Chief Investment Officer and Director of Neuberger Berman Inc. (holding company) since 1999; Chairman since May 2000 and Director of NB Management since January 1996.
Edward I. O'Brien* (73)	Trustee since 1993	Member, Investment Policy Committee, Edward Jones, 1993 - 2001; President of the Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels) from 1974 - 1992; Adviser to SIA from November 1992 -November 1993.	28	Director of Legg Mason, Inc. (financial services holding company), 1993 to present; Director, Boston Financial Group (real estate and tax shelters) 1993-1999.
Peter E. Sundman* (42)	Chairman of the Board, Chief Executive Officer and Trustee since 1999	Executive Vice President of Neuberger Berman since 1999; Principal of Neuberger Berman from 1997 until 1999; Senior Vice President of NB Management from 1996 until 1999; Director of Institutional Services of NB Management from 1988 until 1996.	28	Executive Vice President and Director of Neuberger Berman Inc. (holding company) since 1999; President and Director of NB Management since 1999.

(1)    The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)    Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)    Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*    Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust
Name, Age, and Address (1)	Position and Length of Time Served(2)	Principal Occupation(s) (3)
Claudia A. Brandon (45)	Secretary since 1986

Vice President of Neuberger Berman since 2002 and employee since 1999; Vice President of NB Management from 1986 to 1999; Vice President - Mutual Fund Board Relations of NB Management since 2000; Secretary of two other mutual funds for which NB Management acts as investment manager and administrator.

Robert Conti (45)	Vice President since 2000

Vice President of Neuberger Berman since 1999; Senior Vice President of NB Management since 2000; Controller of NB Management until 1996; Treasurer of NB Management from 1996 until 1999; Vice President of two other mutual funds for which NB Management acts as investment manager and administrator since 2000.

Stacy Cooper-Shugrue (38)	Assistant Secretary since 1991

Vice President - Mutual Fund Board Relations of NB Management since February 25, 2002; Employee of Neuberger Berman since 1999; Assistant Vice President of NB Management from 1993 to 1999; Assistant Secretary of two other mutual funds for which NB Management acts as investment manager and administrator.

Barbara DiGiorgio (43)	Assistant Treasurer since 1996

Vice President of Neuberger Berman since 1999; Assistant Vice President of NB Management from 1993 to 1999; Assistant Treasurer since 1996 of two other mutual funds for which NB Management acts as investment manager and administrator.

Brian J. Gaffney (48)	Vice President since 2000

Managing Director of Neuberger Berman since 1999; Senior Vice President of NB Management since 2000; Vice President of NB Management from 1997 until 1999; Vice President of two other mutual funds for which NB Management acts as investment manager and administrator since 2000.

Richard Russell (55)	Treasurer and Principal Financial and Accounting Officer since 1993

Vice President of Neuberger Berman since 1999; Vice President of NB Management from 1993 until 1999; Treasurer and Principal Financial and Accounting Officer of two other mutual funds for which NB Management acts as investment manager and administrator.

Frederic B. Soule (55)	Vice President since 2000

Vice President of Neuberger Berman since 1999; Vice President of NB Management from 1995 until 1999; Vice President of two other funds for which NB Management acts as investment manager and administrator since 2000.

Celeste Wischerth (41)	Assistant Treasurer since 1993

Vice President of Neuberger Berman since 1999; Assistant Vice President of NB Management from 1994 to 1999; Assistant Treasurer since 1996 of two other mutual funds for which NB Management acts as investment manager and administrator.

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(1)    The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)    Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)    Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

        The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Portfolio and reviews and approves each Portfolio's advisory and sub-advisory contracts and other principal contracts. The Board of Trustees has established several standing committees to oversee particular aspects of the Portfolios' management. The standing committees of the Board of Trustees are described below.

        Audit Committee. The Audit Committee's purposes are (a) to oversee generally the Portfolios' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Portfolios' financial statements and the independent audit thereof; and (c) to act as a liaison between the Portfolios' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman) and Peter P. Trapp. During the fiscal year ended 12/31/01, the Committee met one time.

        Code of Ethics Committee. The Code of Ethics Committee oversees the administration of the Trust's Code of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. During the fiscal year ended 12/31/01, the Committee did not hold an official meeting. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

        Contract Review Committee. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. The Committee is composed entirely of Independent Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Tom D. Seip. During the fiscal year ended 12/31/01, the Committee did not hold an official meeting.

        Executive Committee. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). During the fiscal year ended 12/31/01, the Committee did not hold any meetings.

        Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Trustees; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Advisers Management Trust, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended 12/31/01, the Committee did not hold any meetings.

        Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Portfolios and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended 12/31/01, the Committee met three times.

        Pricing Committee. The Pricing Committee oversees the procedures for pricing the Portfolios' securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. During the fiscal year ended 12/31/01, the Committee met one time.

        The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

        Trustees who are not managing directors, officers or employees of NB Management, Neuberger Berman and/or the participating life insurance companies or any of their affiliates are paid trustees' fees. For the year ended December 31, 2001, a total of $311,771 in fees was paid to the Trustees as a group by the Trust and a total of $1,015,416 in fees was paid to the Trustees as a group by the fund complex.

        The following table sets forth information concerning the compensation of the trustees of the Trust. The Trust does not have any retirement plan for its trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 12/31/01
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
John Cannon Trustee	$21,569	$70,000
Faith Colish Trustee	$21,569	$70,000
Walter G. Ehlers Trustee	$21,569	$70,000
C. Anne Harvey Trustee	$19,158	$62,500
Barry Hirsch Trustee	$21,569	$70,000
Michael M. Kassen Trustee	$0	$0
Robert A. Kavesh Trustee	$21,569	$70,000
Howard A. Mileaf Trustee	$21,569	$70,000
Edward I. O'Brien Trustee	$21,569	$70,000
John P. Rosenthal Trustee	$21,569	$70,000
William E. Rulon Trustee	$21,569	$70,000
Cornelius T. Ryan Trustee	$21,569	$70,000
Tom Decker Seip Trustee	$21,569	$70,000
Gustave H. Shubert* Trustee	$16,747	$55,000
Candace L. Straight Trustee	$19,261	$62,500
Peter E. Sundman Trustee	$0	$0
Peter P. Trapp Trustee	$19,346	$62,500

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*    Mr. Shubert retired as a member of the Board of Trustees on March 7, 2002.

        At April 15, 2002, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Portfolio.

Ownership of Securities

        Set forth below is the dollar range of equity securities owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in Neuberger Berman Advisers Management Trust as of December 31, 2001	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John Cannon	None	$50,001 - $100,000
Faith Colish	None	Over $100,000
Walter G. Ehlers	None	Over $100,000
C. Anne Harvey	None	None
Barry Hirsch	None	Over $100,000
Robert A. Kavesh	None	$10,001 - $50,000
Howard A. Mileaf	None	Over $100,000
John P. Rosenthal	None	Over $100,00
William E. Rulon	None	Over $100,000
Cornelius T. Ryan	None	Over $100,000
Tom Decker Seip	None	None
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	$10,001 - $50,000
Trustees who are "Interested Persons"
Michael M. Kassen	None	Over $100,000
Edward I. O'Brien	None	Over $100,000
Peter E. Sundman	None	Over $100,000

Independent Trustees Ownership of Securities

        Set forth in the table below is information regarding each Independent Trustee's (and his/her immediate family members) share ownership in securities of Neuberger Berman and the ownership of securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
John Cannon	N/A	N/A	N/A	$0	N/A
Faith Colish	N/A	N/A	N/A	$0	N/A
Walter G. Ehlers	N/A	N/A	N/A	$0	N/A
C. Anne Harvey	N/A	N/A	N/A	$0	N/A
Barry Hirsch	N/A	N/A	N/A	$0	N/A
Robert A. Kavesh	N/A	N/A	N/A	$0	N/A
Howard A. Mileaf	N/A	N/A	N/A	$0	N/A
John P. Rosenthal	N/A	N/A	N/A	$0	N/A
William E. Rulon	N/A	N/A	N/A	$0	N/A
Cornelius T. Ryan	N/A	N/A	N/A	$0	N/A
Tom Decker Seip	N/A	N/A	N/A	$0	N/A
Candace L. Straight	N/A	N/A	N/A	$0	N/A
Peter P. Trapp	N/A	N/A	N/A	$0	N/A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        Shares of the Portfolios are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued through separate accounts of life insurance companies (the "Life Companies"). Shares of the Balanced Portfolio are also offered to Qualified Plans. As of April 15, 2002, the separate accounts of the Life Companies were known to the Board of Trustees and the and the management of the Trust to own of record all shares of the Growth, Guardian, Liquid Asset, Limited Maturity Bond, Mid-Cap Growth, Partners, and Socially Responsive Portfolios of the Trust and approximately 99% of the shares of the Balanced Portfolio of the Trust. There were no shareholders of the International Portfolio as of the same date.

        As of April 15, 2002, separate accounts of the following Life Companies owned of record or beneficially 5% or more of the shares of the following Portfolios:

Portfolio	Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
Liquid Assets Portfolio	Hartford Life Insurance Company* 200 Hopmeadow Simsbury, CT 06070	N/A	95%	95%
Liquid Assets Portfolio	Ameritus Life Insurance Corp. 5900 O Street Lincoln, NE 68501	N/A	5%	5%
Growth Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus OH 43218-2029	N/A	93%	93%
Limited Maturity Bond	Nationwide Life Insurance Company* P.O. Box 182029 Columbus OH 43218-2029	N/A	49%	49%
Limited Maturity Bond	Conseco Variable Insurance Company PO Box 1911 Carmel, In 46082-1911	N/A	7%	7%
Limited Maturity Bond	ING Security Life 1290 Broadway Denver, CO 80203	N/A	10%	10%
Limited Maturity Bond	ReliaStar Life Insurance Company 20 Washington Avenue South Minneapolis, MN 55401	N/A	7%	7%
Limited Maturity Bond	Sun Life Assurance Company of Canada One Sun Life Executive Park Wellesley Hills, MA 02481	N/A	8%	8%
Balanced Portfolio	Penn Mutual Life Insurance Company* 600 Dresher Road Horsham, PA 19044	N/A	56%	56%
Balanced Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus OH 43218-2029	N/A	36%	36%
Socially Responsive Portfolio	ReliaStar Life Insurance Company* 20 Washington Avenue South Minneapolis, MN 55401	N/A	33%	33%
Socially Responsive Portfolio	Northern Life Variable Insurance Company 1501 4th avenue Seattle, WA 98101	N/A	24%	24%
Socially Responsive Portfolio	Illinois Annuity and Insurance Company* 2960 N. Meridian St. Indianapolis, IN 26208	N/A	43%	43%
Guardian Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus OH 43218-2029	N/A	97%	97%
Mid cap Growth Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus OH 43218-2029	N/A	56%	56%
Mid cap Growth Portfolio	Lincoln Life and Annuity of New York* 1300 S. Clinton Street Fort Wayne, IN 46802	N/A	40%	40%
Partners Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus OH 43218-2029	N/A	60%	60%
Partners Portfolio	Hartford Life Insurance Company 200 Hopmeadow Simsbury, CT 06070	N/A	12%	12%
Regency Portfolio	Lincoln Life and Annuity of New York* 1300 S. Clinton Street Fort Wayne, IN 46802	N/A	99%	99%

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*    These entities owned of Record 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

        These Life Companies are required to vote Portfolio shares in accordance with instructions received from owners of Variable Contracts funded by separate accounts with respect to separate accounts of these Life Companies that are registered with the Securities and Exchange Commission as unit investment trusts.

INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION SERVICES

        Neuberger Berman is an investment management firm with headquarters in New York. The firm's focus is on U.S. fixed income, equity and balanced fund management. Total assets under management by Neuberger Berman and its affiliates were approximately $59 billion as of December 31, 2001. Founded in 1939 to manage portfolios for high net worth individuals, the firm entered the mutual fund management business in 1950, and began offering active management for pension funds and institutions in the mid-1970s. Most money managers that come to the Neuberger Berman organization have at least fifteen years of experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

        NB Management serves as each Portfolio's investment manager pursuant to a Management Agreement ("Management Agreement") dated as of May 1, 2000, that was approved by the Trustees on February 29, 2000.

        From May 1, 1995 through April 30, 2001, NB Management served as the investment manager of the corresponding master series of Advisers Managers Trust in which each Portfolio invested its net investable assets.

        The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for each Portfolio's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Portfolio through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolio, but NB Management has no current plans to pay a material amount of such compensation.

        NB Management provides to each Portfolio, without cost, office space, equipment, and facilities and personnel necessary to perform executive, administrative, and clerical functions and pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Several individuals who are directors, officers or employees of NB Management and/or Neuberger Berman also serve as trustees and/or officers of the Trust. See "Trustees and Officers." NB Management provides similar facilities and services to each Portfolio pursuant to an administration agreement dated May 1, 1995 ("Administration Agreement"). Each Portfolio was authorized to become subject to the Administration Agreement by vote of the Trustees on May 26, 1994, except the International Portfolio, which became subject to it on May 1, 1995, the Mid-Cap Growth and Guardian Portfolios, which became subject to it on August 20, 1997, the Socially Responsive Portfolio, which became subject to it on May 28, 1998, the Regency Portfolio which became subject to it on August 1, 2001 and the Fasciano and Focus Portfolios which became subject it on May 1, 2002.

Management and Administration Fees

        For investment management services, Balanced, Focus, Growth, Guardian, Mid-Cap Growth, Partners, Regency and Socially Responsive Portfolio each pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Fasciano Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $500 million of the Portfolio's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion. International Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Limited Maturity Bond and Liquid Asset Portfolio each pays NB Management a fee for investment management services at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of the Portfolio's average daily net assets in excess of $2 billion.

        For administrative services, each Portfolio (except Limited Maturity Bond and Liquid Asset Portfolios) pays NB Management a fee at the annual rate of 0.30% of that Portfolio's average daily net assets. For administrative services, Limited Maturity Bond and Liquid Asset Portfolios each pays NB Management a fee at the annual rate of 0.40% of average daily net assets. In addition, each Portfolio pays certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses.

        During the fiscal years ended December 31, 2001, 2000 and 1999, each Portfolio accrued management and administration fees as follows (these amounts include management fees incurred by each Portfolio's corresponding master series of Advisers Managers Trust.

Portfolio	Management and Administration Fees Accrued for Fiscal Years Ended December 31
	2001	2000	1999
Growth	$3,594,051	$6,755,757	$4,480,508
Limited Maturity Bond	$1,628,984	$1,506,147	$1,699,646
Liquid Asset	$ 169,195	$151,165	$100,731
Guardian	$1,444,009	$1,025,356	$936,051
Balanced	$1,024,511	$1,421,903	$1,426,808
Partners	$6,597,266	$6,927,241	$9,610,217
Mid-Cap Growth	$4,434,788	$4,095,279	$517,803
Socially Responsive	$ 18,253	$14,649	$7,354
Regency	$65,250*	N/A	N/A

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*    From August 22, 1001 (commencement of operations) to December 31, 2001.

        The Management and Administration Agreements each continue until May 1, 2002. Each Agreement is renewable from year to year with respect to a Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not "interested persons" of NB Management or the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares in that Portfolio. The Management Agreement is terminable with respect to a Portfolio without penalty on 60 days' prior written notice either by the Trust or by NB Management. The Administration Agreement is terminable with respect to a Portfolio without penalty by NB Management upon at least 120 days' prior written notice to the Portfolio, and by the Portfolio if authorized by the Trustees, including a majority of the Independent Trustees, on at least 30 days' prior written notice to NB Management. Each Agreement terminates automatically if it is assigned.

Expense Limitations

        Balanced, Growth, Guardian (Class I), Limited Maturity Bond, Liquid Asset, Mid-Cap Growth and Partners Portfolios. NB Management has contractually undertaken to limit the Portfolios' expenses through April 30, 2005 by reimbursing each Portfolio for its total operating expenses, (excluding the compensation of NB Management (with respect to all Portfolios but the Liquid Asset Portfolio), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), that exceed, in the aggregate, 1.00% per annum of the Portfolio's average daily net asset value.

        Each Portfolio has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of taxes, interest, brokerage commissions, transaction costs and extraordinary expenses for all Portfolios and compensation of NB Management in the case of Balanced, Growth, Partners and Limited Maturity Portfolios) to exceed an annual rate of 1.00%; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        Fasciano, Focus, Guardian (Class S) and International Portfolios. NB Management has contractually undertaken to limit the expenses of S Class shares through April 30, 2005 by reimbursing each Portfolio for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses, transaction costs and brokerage commissions, that exceed, in the aggregate, 1.25% for Focus and Guardian Portfolios, 1.40% for Fasciano Portfolio and 2.00% for International Portfolio per annum of the Class's average daily net asset value. Each Portfolio has in turn contractually undertaken to repay NB Management from S Class assets through December 31, 2008 for the excess operating expenses borne by NB Management, so long as the Class's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses, transaction costs and brokerage commissions) does not exceed 1.25% for Focus and Guardian Portfolios, 1.40% for Fasciano Portfolio and 2.00% for International Portfolio per year of the Class's average daily net assets, and further provided that the reimbursements are made within three years after the year in which NB Management incurred the expense.

        Socially Responsive and Regency Portfolios. NB Management has contractually undertaken to limit each Portfolio's expenses through April 30, 2005 by reimbursing each Portfolio for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.5% per annum of the Portfolio's average daily net asset value. Each Portfolio has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses, (exclusive of taxes, interest, extraordinary expenses, brokerage commissions and transaction costs) to exceed an annual rate of 1.50% of average daily net assets; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        The effect of any expense limitation by NB Management is to reduce operating expenses of a Portfolio and thereby increase total return. There can no assurance that these expense limitation agreements will be continued or be extended beyond the period indicated.

        For the year ended December 31, 2001, NB Management reimbursed the Liquid Asset Portfolio $3,651, the Regency Portfolio (from August 22, 2001 (commencement of operations) to December 31, 2001) $14,415, and the Socially Responsive Portfolio $60,225. Pursuant to a recoupement agreement, the Guardian Portfolio repaid NB Management $31,786 during the year ended December 31, 2001 for amounts previously reimbursed by NB Management. For the year ended December 31, 2000, NB Management reimbursed the Socially Responsive Portfolio $14,815. Pursuant to a recoupment agreement, the Guardian Portfolio repaid NB Management $12,486 and the Mid-Cap Growth Portfolio $119,803 during the year ended December 31, 2000 for amounts previously reimbursed by NB Management. For the year ended December 31, 1999, NB Management reimbursed the Liquid Asset Portfolio $13,038, the Mid-Cap Growth Portfolio $48,298, the Socially Responsive Portfolio $64,831. Pursuant to a recoupment agreement, the Guardian Portfolio repaid NB Management $19,386 during the year ended December 31, 1999 for amounts previously reimbursed by NB Management.

Management and Control of NB Management and Neuberger Berman

        The directors and officers of NB Management, who are deemed "control persons," all of whom have offices at the same address as NB Management, are: Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi L. Schneider, Director.

        The officers and employees of Neuberger Berman who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are: Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Administrative Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi L. Schneider, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Salvatore A. Buonocore, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Seth J. Finkel, Senior Vice President; Robert Firth, Senior Vice President; Brian E. Hahn , Senior Vice President; Barbara R. Katersky, Senior Vice President; Diane E. Lederman, Senior Vice President; Peter B. Phelan, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Marvin C. Schwartz, Managing Director.

        Mr. Sundman and Mr. Kassen are trustees and officers of the Trust. Mr. Gaffney and Mr. Conti are officers of the Trust.

        Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside directors and officers of Neuberger Berman, Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi L. Schneider, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Administrative Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; and Joseph K. Herlihy, Treasurer.

Sub-Adviser

        NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as a sub-adviser with respect to each Portfolio, pursuant to a Sub-Advisory Agreement dated July 1, 2000 that was approved by the Trustees on June 7, 2000.

        From May 1, 1995 through April 30, 2000, Neuberger Berman served as the sub-adviser of the corresponding series of Advisers Managers Trust in which each Portfolio invested its net investable assets.

        The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, investment recommendations and research information of the same type that Neuberger Berman from time to time provides to its principals and employees for use in managing client accounts, as NB Management reasonably requests. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This research staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of research partners who are also available for consultation with NB Management. The Sub-Advisory Agreement provides that the services rendered by Neuberger Berman will be paid for by NB Management on the basis of the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as a sub-adviser for all of the other mutual funds advised by NB Management.

        The Sub-Advisory Agreement continues with respect to each Portfolio until June 30, 2001, and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Portfolio by the Trustees, or by a 1940 Act majority vote of the outstanding shares of that Portfolio, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice to the appropriate Portfolio. The Sub-Advisory Agreement also terminates automatically with respect to each Portfolio if it is assigned or if the Management Agreement terminates with respect to the Portfolio.

        Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

        The Portfolios are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Portfolios, other mutual funds referred to below ("Other NB Funds"), and other accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of outstanding shares of public companies.

Board Consideration of the Management and Sub-Advisory Agreements

        In approving the Management and Sub-Advisory Agreements, the Board primarily considered, with respect to each Portfolio, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Portfolios. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board's consideration of these and other issues.

        With respect to the nature and quality of the services provided, the Board considered the performance of each Portfolio in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board considered NB Management's resources and responsiveness with respect to Portfolios that had experienced lagging performance. The Board also considered the quality of brokerage execution provided by NB Management. The Board's Portfolio Transactions Committee from time to time reviews the quality of the brokerage services that NB Management provides, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Portfolios. The Board considered NB Management or Neuberger Berman's use of brokers or dealers in fund transactions that provided research and other services to NB Management or Neuberger Berman, and the benefits derived by the Portfolios from such services. The Board also considered NB Management and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems.

        With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of NB Management and its affiliates from their association with the Portfolios. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Portfolios. The Board noted that most of the Portfolios were close to or below the median compensation paid. For those Portfolios that were not below the median, the Board considered the specific portfolio management issues that contributed to the higher fee. The Board also considered that each Portfolio's fee structure provides for a reduction of payments resulting from economies of scale, and NB Management's recent offer to provide additional reductions for certain Funds. The Board also considered the voluntary and contractual limits on Portfolio expenses undertaken by NB Management. In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Portfolios were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Portfolio, the Board reviewed specific data as to NB Management's profit or loss on each Portfolio for a recent period, and carefully examined NB Management's cost allocation methodology.

        These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management. The annual contract review extends over two regular meetings of the Board, to ensure that management has time to respond to any questions the Independent Trustees may have on their initial review of the report, and the Independent Trustees have time to consider those responses.

Investment Companies Advised

        NB Management currently serves as investment manager of the following investment companies, which had aggregate net assets of approximately $18.8 billion, as of December 31, 2001. Neuberger Berman acts as sub-adviser to these investment companies.

Name	Approximate Net Assets at December 31, 2001

Neuberger Berman Cash Reserves Fund	$ 857,292,016
Neuberger Berman Century Fund	$ 18,378,124
Neuberger Berman Fasciano Fund	$ 198,786,924
Neuberger Berman Focus Fund	$2,009,066,482
Neuberger Berman Genesis Fund	$3,414,498,484
Neuberger Berman Government Money Fund	$1,163,298,213
Neuberger Berman Guardian Fund	$2,464,732,763
Neuberger Berman High Yield Bond Portfolio Fund	$ 16,370,783
Neuberger Berman Institutional Cash Fund	$2,522,744,875
Neuberger Berman International Fund	$ 91,119,821
Neuberger Berman Limited Maturity Bond Fund	$ 237,471,412
Neuberger Berman Manhattan Fund	$ 528,323,444
Neuberger Berman Millennium Fund	$ 132,132,192
Neuberger Berman Municipal Money Fund	$ 438,560,209
Neuberger Berman Municipal Securities Trust	$ 31,360,005
Neuberger Berman Partners Fund	$2,162,656,092
Neuberger Berman Regency Fund	$ 37,503,858
Neuberger Berman Socially Responsive Fund	$ 115,428,212
Neuberger Berman Technology Fund	$ 10,439,209
Advisers Management Trust	$2,331,356,795

        The investment decisions concerning each Portfolio and the other mutual funds referred to above (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Portfolios to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

        There may be occasions when a Portfolio and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Trustees that the desirability of each Portfolio having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

        The Portfolios are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Portfolios, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

DISTRIBUTION ARRANGEMENTS

        Balanced, Growth, Limited Maturity Bond, Regency, Liquid Asset, Mid-Cap Growth, Partners and Socially Responsive Portfolios offer one class of shares with designated as Class I shares. Fasciano, Focus and International Portfolios offer one Class of shares designated as Class S shares. Guardian Portfolio offers two classes of shares designated as Class I and Class S shares.

Distributor

        NB Management serves as the distributor ("Distributor") in connection with the offering of each Portfolio's shares on a no-load basis. Class S shares are sold with a 0.25% distribution (12b-1) fee.

        In connection with the sale of its shares, each Portfolio has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is each Portfolio's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Portfolio's shares without sales commission or other compensation (except for Class S) and bears all advertising and promotion expenses incurred in the sale of the Portfolios' shares.

        The Trust, on behalf of each Portfolio, and the Distributor are parties to a Distribution Agreement with respect to Balanced, Growth, Guardian (Class I), Mid-Cap Growth, Partners, Regency Socially Responsive, Limited Maturity Bond and Liquid Asset Portfolios and a Distribution and Shareholder Services Agreement with respect to Guardian (Class S), Fasciano, Focus and International Portfolios. The Distribution Agreement and the Distribution and Shareholder Services Agreement ("Distribution Agreements") are dated May 1, 1995 and May 1, 2002, respectively, that continue until April 30, 2003. The Distribution Agreements may be renewed annually thereafter if specifically approved by (1) the vote of a majority of the Trustees or a 1940 Act majority vote of the Portfolio's outstanding shares and (2) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement and the Sub-Advisory Agreement.

        A.    Distribution and Shareholder Services Agreement (Class S only)

        Effective May 1, 2002, Fasciano, Focus, Guardian, and International Portfolios are subject to a Distribution and Shareholder Services Plan (the "Plan"). The Plan provides that Fasciano, Focus, Guardian and International Portfolios will compensate NB Management for administrative and other services provided to the Portfolios, its activities and expenses related to the sale and distribution of Class S shares, and ongoing services to Class S investors in the Portfolios. Under the Plan, NB Management receives from the Portfolios a fee at the annual rate of 0.25% of that Portfolio's average daily net assets attributable to Class S shares (without regard to expenses incurred by Class S shares). NB Management may pay up to the full amount of this fee to third parties that make available Portfolio shares and/or provide services to the Portfolio's and their Class S shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

        Services may include: teleservicing support in connection with the Portfolios; delivery and responding to inquires respecting Portfolio prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Portfolios (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners' votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting Shares purchased and redeemed and Share balances, and the conveyance of that information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting Variable Contract owners' interests in one or more Portfolios; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

        The amount of fees paid by the Portfolios during any year may be more or less than the cost of distribution and other services provided to that Portfolio and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

        The Plan requires that NB Management provide the Trustees for their review a quarterly written report identifying the amounts expended by each Portfolio and the purposes for which such expenditures were made.

        Prior to approving the Plan, the Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders. To the extent the Plan allows the Portfolios to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Portfolio shares; this, in turn, may enable the Portfolios to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.

        The Plan continues until May 1, 2003. The Plan is renewable thereafter from year to year with respect to each Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust's plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any class of any Portfolio thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Trustees in the manner described above. The Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Share Prices and Net Asset Value

        Each Portfolio's shares are bought or sold at a price that is the Portfolio's NAV per share. The NAVs for each Portfolio are calculated by subtracting total liabilities from total assets. Each Portfolio's per share NAV is calculated by dividing its NAV by the number of shares outstanding and rounding the result to the nearest full cent. Each Portfolio calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

        The Liquid Asset Portfolio tries to maintain a stable NAV of $1.00 per share. It values its securities at their cost at the time of purchase and assumes a constant amortization to maturity of any discount or premium. Although the Portfolio's reliance on Rule 2a-7 and its use of the amortized cost valuation method should enable the Portfolio, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Liquid Asset Portfolio is neither insured nor guaranteed by the U.S. Government.

        The Equity Portfolios (except International Portfolio) value securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on The Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. These Portfolios value all other securities and assets, including restricted securities, by a method that the Trustees believe accurately reflects fair value.

        International Portfolio values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Portfolio values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees believe accurately reflects fair value.

        International Portfolio's securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of the International Portfolio may be significantly affected on days when shareholders have no access to that Portfolio. Similarly, as discussed above under "Foreign Securities," other Portfolios may invest to varying degrees in securities traded primarily in foreign markets, and their share prices may also be affected on days when shareholders have no access to the Portfolios.

        Limited Maturity Bond and Balanced (debt securities portion) Portfolios value their securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Trustees believe accurately reflects fair value. The Portfolios periodically verify valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

        If NB Management believes that the price of a security obtained under a Portfolio's valuation procedures (as described above) does not represent the amount that the Portfolio reasonably expects to receive on a current sale of the security, the Portfolio will value the security based on a method that the Trustees believe accurately reflects fair value.

Suspension of Redemptions

        The Portfolios are normally open for business each day the NYSE is open ("Business Day"). The right to redeem a Portfolio's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Portfolio fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of a Portfolio's shareholders; provided that applicable SEC rules and regulations shall govern as to whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption or they will receive payment at the NAV per share in effect at the close of business on the first Business Day after termination of the suspension.

Redemptions in Kind

        Each Portfolio reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Portfolio, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. Further, each Portfolio may make payment in whole or in part in securities if a redeeming shareholder so requests. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Portfolios do not redeem in kind under normal circumstances, but may do so in the circumstances described above in accordance with procedures adopted by the Board of Trustees.

DIVIDENDS AND OTHER DISTRIBUTIONS

        Each Portfolio distributes to its shareholders (primarily insurance company separate accounts and Qualified Plans) substantially all of its share of its net investment income, any net realized capital gains and, with respect to all Portfolios except the Liquid Asset Portfolio, any net realized gains from foreign currency transactions, if any, earned or realized by it. Each Portfolio calculates its net investment income and NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day. A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include net realized or unrealized capital and foreign currency gains or losses. Net investment income and net gains and losses are reflected in a Portfolio's NAV until they are distributed. With respect to the Mid-Cap Growth, Guardian, Growth, Partners, Balanced, Limited Maturity Bond, Socially Responsive, Regency, Focus, Fasciano and International Portfolios, dividends from net investment income and distributions of net realized capital gains and net realized gains from foreign currency transactions, if any, normally are paid once annually, in February. The Liquid Asset Portfolio distributes to its shareholders substantially all of its net investment income and net realized capital gains. Income dividends are declared daily for the Liquid Asset Portfolio at the time its NAV is calculated and are paid monthly, and net realized capital gains, if any, are normally distributed annually in February.

ADDITIONAL TAX INFORMATION

        Set forth below is a discussion of certain U.S. federal income tax issues concerning the Portfolios and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of Each Portfolio

        Subchapter M

        To continue to qualify for treatment as a RIC under the Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, with respect to all Portfolios except the Liquid Asset Portfolio, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts (collectively, "Hedging Instruments")) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); and (2) at the close of each quarter of the Portfolio's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer (together with the 50% requirement, the "Diversification Requirement"). Each Portfolio intends to satisfy the Distribution Requirement, the Income Requirement, and the Diversification Requirement. If a Portfolio failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits.

        A Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. To avoid application of the Excise Tax, the Portfolios intend to make distributions in accordance with the calendar year requirement.

        A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year.

        Section 817(h)

    The Portfolios serve as the underlying investments for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of the life insurance companies which may or may not be affiliated. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code. Failure to satisfy those standards would result in imposition of Federal income tax on a Variable Contract owner with respect to the increase in the value of the Variable Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

        Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

        Tax Aspects of the Investments of the Portfolios

        Dividends, interest, and in some cases, capital gains received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        The Equity Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Portfolio holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock as well as gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders (assuming the Portfolio qualifies as a regulated investment company).

        In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. A Portfolio will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

        If a Portfolio invests in a PFIC and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the Portfolio's pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Portfolio to satisfy the Distribution Requirement and avoid imposition of the excise tax -- even if those earnings and gain were not received by the Portfolio from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

        A holder of stock in a PFIC generally may elect to include in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over its adjusted basis as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.

        The use by the Portfolios (except Liquid Asset Portfolio) of hedging strategies, such as writing (selling) and purchasing futures contracts and options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

        Exchange-traded futures contracts, certain options, and certain forward contracts constitute "Section 1256 Contracts." Section 1256 Contracts are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Portfolio's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales" and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Portfolio, without in either case increasing the cash available to the Portfolio. A Portfolio may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that such Portfolio must distribute to meet the Distribution Requirement and to avoid imposition of the excise tax.

        Transactions in options, futures and forward contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolio, and losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Portfolio may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

        Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

        Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between section 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

        When a covered call option written (sold) by a Portfolio expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, the Portfolio is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

        If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract (e.g., a swap contract), or a futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

        Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. If Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio's shares.

        Limited Maturity Bond and Liquid Asset Portfolios may invest in municipal bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with original issue discount ("OID"), at a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the Portfolio (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as described above, a Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

        Partners, Balanced, Regency and Socially Responsive Portfolios each may acquire zero coupon or other securities issued with OID. As the holder of those securities, each Portfolio must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if no corresponding payment on the securities is received during the year. Because each Portfolio annually must distribute substantially all of its investment company taxable income to satisfy the Distribution Requirement and avoid imposition of the excise tax, it may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or, if necessary, from the proceeds of the sale of portfolio securities. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its corresponding investment company taxable income and/or net capital gain.

PORTFOLIO TRANSACTIONS

        Neuberger Berman acts as each Portfolio's principal broker (except with respect to International Portfolio) to the extent a broker is used in the purchase and sale of portfolio securities (other than certain securities traded on the OTC market). Neuberger Berman may act as broker for International Portfolio. Neuberger Berman receives brokerage commissions for these services. Transactions in portfolio securities for which Neuberger Berman serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.

        To the extent a broker is not used, purchases and sales of portfolio securities generally are transacted with the issuers, underwriters, or dealers serving as primary market-makers acting as principals for the securities on a net basis. The Portfolios typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

        In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Portfolio's policy is to seek best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers, and may consider the brokerage and research services they provide to the Portfolio or NB Management. Some of these research services may be of value to NB Management in advising its various clients (including the Portfolios) although not all of these services are necessarily used by NB Management in managing the Portfolios. Under certain conditions, a Portfolio may pay higher brokerage commissions in return for brokerage and research services, although no Portfolio has a current arrangement to do so. In any case, each Portfolio may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or may otherwise deal with any dealer in connection with the acquisition of securities in underwritings. Each of the broker-dealers NB Management uses appears on a list and each has been reviewed as to its creditworthiness.

        During the years ended December 31, 2001, 2000 and 1999, (including the corresponding master series of) Growth Portfolio paid total brokerage commissions of $608,599, $667,773 and $1,017,394, respectively, of which $264,824, $159,751 and $441,154, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 3.97% of the aggregate dollar amount of transactions involving the payment of commissions, and 43.5% of the aggregate brokerage commissions paid by it during the year ended December 31, 2001. 94.7% of the $343,775 paid to other brokers by the corresponding series during the year ended December 31, 2001 (representing commissions on transactions involving approximately $240,826,423) was directed to those brokers because of research services they provided. During the year ended December 31, 2001 the Portfolio acquired securities of the following of its regular broker-dealers ("B/Ds"): American Express Credit Corp, General Electric Capital Corp., Neuberger Berman, LLC, Prudential Securities Inc., State Street Bank and Trust Company, UBS Warburg LLC; at that date, the Portfolio held the securities of its regular B/Ds with an aggregate value as follows: Neuberger-Berman, $17,505,250.

        During the years ended December 31, 2001, 2000 and 1999, (including the corresponding master series of) Balanced Portfolio paid total brokerage commissions of $99,809, $92,107 and $208,301, respectively, of which $42,036, $22,174 and $88,807, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 39.3% of the aggregate dollar amount of transactions involving the payment of commissions, and 42.1% of the aggregate brokerage commissions paid by it during the year ended December 31, 2001. 95.3% of the $57,773 paid to other brokers by the series during the year ended December 31, 2001 (representing commissions on transactions involving approximately $39,330,049) was directed to those brokers because of research services they provided. During the year ended December 31, 2001 the Portfolio acquired securities of the following of its regular B/Ds: American Express Credit Corp., Credit Suisse First Boston Corp., General Electric Capital Corp., Neuberger Berman, LLC, State Street Bank and Trust Company; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Bear, Stearns & Co, Inc., $585,127; Credit Suisse First Boston Corp., $264,489, General Electric Capital Corp., $424,153; Morgan Stanley Dean Witter & Co., $256,662; Neuberger Berman, LLC, $2,764,858; and State Street Bank and Trust Company, $2,780,000.

        During the years ended December 31, 2001, 2000 and 1999, (including the corresponding master series of) Partners Portfolio paid total brokerage commissions of $1,593,016, $1,714,227, and $3,791,850, respectively, of which $961,926, $1,083,268 and $1,989,139, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 59.1% of the aggregate dollar amount of transactions involving the payment of commissions, and 60.4% of the aggregate brokerage commissions paid by it during the year ended December 31, 2001. 91.3% of the $631,090 paid to other brokers by the series during the year ended December 31, 2001 (representing commissions on transactions involving approximately $411,616,080) was directed to those brokers because of research services they provided. During the year ended December 31, 2001 the Portfolio acquired securities of the following of its regular B/Ds: American Express Credit Corp., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, Prudential Securities, Inc., State Street Bank and Trust Company, UBS Warburg, LLC; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: American Express Credit Corp., $9,707,680; Morgan Stanley Dean Witter & Co., $14,650,686; Neuberger Berman, LLC, $16,482,194; and Prudential Securities, Inc., $1,762,389.

        During the years ended December 31, 2001, 2000 and 1999, (including the corresponding master series of) Mid Cap Growth Portfolio paid total brokerage commissions of $742,633, $561,456 and $124,284, respectively, of which $326,778, $145,711 and $60,591, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 41.5% of the aggregate dollar amount of transactions involving the payment of commissions, and 44.0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2001. 95.3% of the $415,855 paid to other brokers by the series during the year ended December 31, 2001 (representing commissions on transactions involving approximately $287,847,899) was directed to those brokers because of research services they provided. During the year ended December 31, 2001 the Portfolio acquired securities of its regular B/Ds: American Express Credit Corp., General Electric Capital Corp., Neuberger Berman, LLC, Prudential Securities, Inc., and State Street Bank and Trust Company; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $38,791,075.

        During the year ended December 31, 2001, 2000 and 1999, (including the corresponding master series of) Guardian Portfolio paid total brokerage commissions of $423,097, $289,783 and $272,418, respectively, of which $227,024, $165,263 and $146,413, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 54.9% of the aggregate dollar amount of transactions involving the payment of commissions, and 53.7% of the aggregate brokerage commissions paid by it during the year ended December 31, 2001. 94.1% of the $196,073 paid to other brokers by the series during the year ended December 31, 2001 (representing commissions on transactions involving approximately $118,318,483) was directed to those brokers because of research services they provided. During the year ended December 31, 2001 the Portfolio acquired securities of the following of regular B/Ds: American Express Credit Corp.; General Electric Capital Corp., Goldman Sachs & Co., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC; Prudential Securities Inc.; State Street Bank and Trust Company, and USB Warburg LLC; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: American Express Credit Corp., $881,543; Morgan Stanley Dean Witter & Co., $1,906,156; and Neuberger Berman, LLC; $19,935,845.

        During the year ended December 31, 2001, Liquid Asset Portfolio acquired securities of the following of its regular B/Ds: American Express Credit Corp., General Electric Capital Corp., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Prudential Securities Inc., State Street Bank and Trust Company, and UBS Warburg LLC; at that date, the Portfolio held securities of its regular B/Ds with aggregate value as follows: General Electric Capital Corp., $1,196,645; Merrill Lynch, Pierce, Fenner & Smith Inc., $700,000; State Street Bank and Trust Company, $1,085,000; and UBS Warburg LLC, $799,494.

        During the year ended December 31, 2001, Limited Maturity Bond Portfolio paid total brokerage commissions of $126, of which $0, was paid to Neuberger Berman. 100% of the $126 paid to other brokers by the series during the year ended December 31, 2001 (representing commissions on transactions involving approximately $1,848,348) was directed to those brokers because of research services they provided. During the year ended December 31, 2001, the Portfolio acquired securities of the following of its regular B/Ds: Credit Suisse First Boston Corp., and State Street Bank and Trust Company; at the date, the Portfolio held securities of its regular B/Ds with aggregate value as follows: Bear, Stearns & Co., Inc., $2,480,317; Credit Suisse First Boston Corp., $1,220,720; General Electric Capital Corp., $4,789,799; Merrill Lynch, Pierce, Fenner & Smith Inc., $1,341,328; Morgan Stanley Dean Witter &Co, $3,985,162; and State Street Bank and Trust Company, $19,580,000.

        During the years ended December 31, 2001 and 2000 Socially Responsive Portfolio paid total brokerage commission of $14,504 and $3,780, respectively, of which $13,707 and $3,346, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 96.4% of the aggregate dollar amount of transactions involving the payment of commissions, and 94.5% of the aggregate brokerage commissions paid by it during the year ended December 31, 2001. 88% of the $797 paid to other brokers by the corresponding series during the year ended December 31, 2001 (representing commissions on transactions involving approximately $349,428) was directed to those brokers because of research services they provided. During the year ended December 31, 2001 the Portfolio acquired securities of the following of its regular B/Ds: Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company; at that date, the series did not hold securities of its regular B/Ds.

        During the period from August 22, 2001 (commencement of operations) to December 31, 2001 Regency Portfolio paid total brokerage commission of $62,544 of which $26,903 was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 41.7% of the aggregate dollar amount of transactions involving the payment of commissions, and 43.0% of the aggregate brokerage commissions paid by it during the period ended December 31, 2001. 89.8% of the $35,641 paid to other brokers by the corresponding series during the period ended December 31, 2001 (representing commissions on transactions involving approximately $22,169,608) was directed to those brokers because of research services they provided. During the period ended December 31, 2001 the Portfolio acquired securities of the following of its regular B/Ds: Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, the series held securities of its regular B/Ds with aggregate value as follows: Neuberger Berman, LLC, $979,424.

        Insofar as portfolio transactions of Partners Portfolio result from active management of equity securities, and insofar as portfolio transactions of Growth Portfolio and Mid-Cap Growth Portfolio result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Portfolio to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

        Portfolio securities may, from time to time, be loaned by the Equity Portfolios to Neuberger Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by a Portfolios to Neuberger Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger Berman is to be determined by reference to concurrent arrangements between Neuberger Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger Berman borrows securities from a Portfolio in order to re-lend them to Other NB Funds, Neuberger Berman may be required to pay that Portfolio, on a quarterly basis, certain of the earnings that Neuberger Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger Berman desires to borrow a security that a Portfolio has indicated a willingness to lend, Neuberger Berman must borrow such security from that Portfolio, rather than from a unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than that Portfolio. If, in any month, a Portfolio's expense exceed its income in any securities loan transaction with Neuberger Berman, Neuberger Berman must reimburse that Portfolio for such loss.

        A committee of Independent Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolios.

        In effecting securities transactions, each Portfolio generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Portfolio plans to continue to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolio's knowledge, however, no affiliate of any Portfolio receives give-ups or reciprocal business in connection with their securities transactions.

        The use of Neuberger Berman as a broker for a Portfolio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934 ("Section 11(a)"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts that they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Board of Trustees has expressly authorized Neuberger Berman to retain such compensation and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

        Under the 1940 Act, commissions paid by a Portfolio to Neuberger Berman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Portfolio's policy that the commissions to be paid to Neuberger Berman must, in NB Management's judgment be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability, and (2) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Trustees not to be comparable to the Portfolio. The Portfolios do not deem it practicable and in their best interest to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase or sale of securities for a Portfolio's account, unless an appropriate exemption is available.

        A committee of Independent Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Portfolios must be reviewed and approved no less often than annually by a majority of the Independent Trustees.

        To ensure that accounts of all investment clients, including a Portfolio, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

        Under policies adopted by the Board of Trustees, Neuberger Berman may enter into agency cross-trades on behalf of a Portfolio. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Portfolio cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman reviews confirmations of each agency cross-trade that the Portfolios participate in.

        Each Portfolio expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by those brokers, and the willingness of particular brokers to sell the Variable Contracts issued by the Life Companies.

        A committee, comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of some of the Portfolios and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; and (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

        The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services provide the Portfolios with benefits by supplementing the information otherwise available to NB Management. That research information may be used by NB Management in servicing their respective funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research information received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers executing portfolio transactions on behalf of the Managed Accounts may be used for the Portfolio's benefit.

T        he following individuals are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolios of the indicated Portfolios: Theodore P. Giuliano and Catherine Waterworth - Balanced (debt securities portion), Limited Maturity Bond, and Liquid Asset (with respect to Mr. Giuliani); Catherine Waterworth - Liquid Asset; Kevin L. Risen and Allan R. White III - Guardian; Valerie Chang - International; Jennifer K. Silver and Brooke A. Cobb - Growth; Balanced (equity securities portion) and Mid-Cap Growth; S. Basu Mullick - Partners; Janet W. Prindle - Socially Responsive; and Robert I. Gendelman - Regency. Each of these individuals is a Vice President of NB Management and a Managing Director or officer of Neuberger Berman. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action. If Ms. Prindle is unavailable to perform her responsibilities, Robert Ladd and/or Ingrid Saukaitis, each of whom is a Vice President of NB Management, will assume responsibility for the management of Socially Responsive Portfolio. If Ms. Chang is unavailable to perform her responsibilities, Benjamin E. Segal, a Vice President of NB Management, will assume the responsibility for the management of International Portfolio.

CODE OF ETHICS

        The Portfolios, NB Management and Neuberger Berman have adopted a Code of Ethics that restricts the personal securities transactions of employees, officers, and trustees. The primary purpose of the Code of Ethics is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The portfolio managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Portfolios or taking personal advantage of investment opportunities that may belong to a Portfolio.

PORTFOLIO TURNOVER

        The portfolio turnover rate is calculated by dividing the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, foreign financial futures contracts and forward contracts, whose maturity or expiration date at the time of acquisition was one year or less), divided by the month-end average monthly value of such securities owned by the Portfolio during the year.

REPORTS TO SHAREHOLDERS

        Shareholders of each Portfolio receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Portfolio. Each Portfolio's report shows the investments owned by it and the market values thereof and provides other information about the Portfolio and its operations. In addition, the report contains the Portfolio's financial statements.

INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

The Portfolios

        Each Portfolio is a separate series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has nine separate Portfolios. The Trustees may establish additional portfolios or classes of shares, without the approval of shareholders. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other. As discussed above under "Investment Information", through April 30, 2000, each Portfolio invested all of its net investable assets in its corresponding master series of Advisers Managers Trust, in each case receiving a beneficial interest in that series. Beginning May 1, 2000, each Portfolio invests directly in its own securities portfolio.

        NB Management and Neuberger Berman serve as investment manager and sub-advisor, respectively, to other mutual funds, and the investments for the Portfolios (through their corresponding series) are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as each Portfolio and are offered directly to the public by means of separate prospectuses. These other mutual funds are not part of the Trust. You should be aware that each Portfolio is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics. Accordingly, the portfolio holdings and performance of the Portfolios may vary from those of the other mutual funds with similar names.

        Description of Shares. Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Portfolio represent equal proportionate interests in the assets of that Portfolio only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable under Delaware law, and shareholders have no preemptive or other right to subscribe to any additional shares.

        Shareholder Meetings. The Trustees do not intend to hold annual meetings of shareholders of the Portfolios. The Trustees will call special meetings of shareholders of a Portfolio only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Portfolio entitled to vote. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders of that Portfolio.

        Certain Provisions of the Trust Instrument. Under Delaware law, the shareholders of a Portfolio will not be personally liable for the obligations of any Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Portfolio contain a statement that such obligation may be enforced only against the assets of the Trust or Portfolio and provides for indemnification out of Trust or Portfolio property of any shareholder nevertheless held personally liable for Trust or Portfolio obligations, respectively.

CUSTODIAN AND TRANSFER AGENT

        Each Portfolio has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian for its securities and cash. State Street also serves as each Portfolio's Transfer Agent and shareholder servicing agent, administering purchases and redemptions of Trust shares through its Boston Service Center.

INDEPENDENT AUDITORS

        Each Portfolio has selected Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 as the independent auditors who will audit its financial statements.

LEGAL COUNSEL

        Each Portfolio has selected Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006 as legal counsel.

REGISTRATION STATEMENT

        This SAI and Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Portfolios.

        Statements contained in this SAI and Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

        The audited financial statements, notes to the audited financial statements, and reports of the independent auditors contained in the annual reports to the shareholders of the Trust for the fiscal year ended December 31, 2001 for Neuberger Berman Advisers Management Trust are incorporated into this Statement of Additional Information by reference to each Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2001.

APPENDIX A:
RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

        AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI - The rating CI is reserved for income bonds on which no interest is being paid.

        D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

        Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

        A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

        Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well-established industries;

- High rates of return on funds employed;

- Conservative capitalization structures with moderate reliance on debt and ample asset protection;

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

APPENDIX B:
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

TOTAL RETURN ANALYSIS USING CONSTANT
ASSET ALLOCATION S&P "500"/2 YR.
U.S. TREASURY NOTES

1960 - 2001

FIXED ASSET ALLOCATION S&P "500"/2 YR. TREASURY NOTES		COMPARISON TO 100% S&P "500" ALLOCATION

100/0 (100% S&P "500")
Return	11.01%	100%
Volatility	15.9%	100%
70/30
Return	10.02%	91.0%
Volatility	11.3%	71.2%
60/40
Return	9.64%	87.6%
Volatility	9.9%	61.9%
50/50
Return	9.24%	83.9%
Volatility	8.4%	52.8%
0/100
Return	6.92%	62.8%
Volatility	3.7%	23.3%